SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of
                                        the Commission Only (as
                                        permitted by
                                        Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                  INTERNET COMMERCE CORPORATION
        ________________________________________________
        (Name of Registrant as Specified in Its Charter)


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     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11.

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     (2) Aggregate number of securities to which transaction
applies:  N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
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          by Exchange Act Rule 0-11(a)(2) and identify the filing
          for which the offsetting fee was paid previously.
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          statement number, or the Form or Schedule and the date
          of its filing.

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                  INTERNET COMMERCE CORPORATION
                        805 THIRD AVENUE
                       NEW YORK, NY 10022

                         --------------

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD MARCH 15, 1999

                         --------------

To the Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of
Stockholders (the "Special Meeting") of Internet Commerce
Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, located at 805 Third Avenue, New
York, NY 10022, Ninth Floor, on March 15, 1999, commencing at
10:00 A.M., local time, for the following purpose:

      1. As required by the rules of The Nasdaq Stock Market, Inc., to approve the potential issuance of shares of the Company's Class A Common Stock, $.01 par value per share, representing 19.9% or more of the issued and outstanding shares in connection with a private placement of the Company's Series A Convertible Preferred Stock, including a sale of 100,000 shares of Class A Common Stock to an individual investor.

     2. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 15, 1999, as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

                              By Order of the Board of
                              Directors

                              /s/ Walter M. Psztur

                              Secretary

Dated: March 4, 1999
New York, New York
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING,
YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED
PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.


                 INTERNET COMMERCE CORPORATION
                        805 THIRD AVENUE
                       NEW YORK, NY 10022


                -------------------------------
                        PROXY STATEMENT
                               FOR
                 SPECIAL MEETING OF STOCKHOLDERS
                -------------------------------


                         March 15, 1999


                          INTRODUCTION

     This Proxy Statement is being mailed to stockholders on or about March 4, 1999, in connection with the solicitation of proxies by the Board of Directors of Internet Commerce Corporation, a Delaware corporation ("ICC" or the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on March 15, 1999. Accompanying this Proxy Statement is a Notice of Special Meeting of Stockholders and a form of proxy for such meeting.

                          SOLICITATION

     All proxies which are properly completed, signed, dated and returned to the Company in time will be voted in accordance with the instructions thereon. The persons named as proxies are officers of the Company. Proxies may be revoked by any stockholder upon written notice to the Secretary of the Company prior to the exercise thereof and stockholders who are present at the Special Meeting may withdraw their proxies and vote in person if they so desire.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, facsimile and other electronic communication. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of such additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $5,000.

               RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on January 15, 1999 (the "Record Date"), as the record date for the determination of stockholders who are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. At the close of business on the Record Date, the Company had issued and outstanding and voting as a class 1,303,694 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), entitled to one vote per share, and 194,397 shares of Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), entitled to six votes per share. In addition, although scheduled to be redeemed by the Company as of March 31, 1999, the Company also has 572,854 shares of Class E-1 Common Stock, $.01 par value per share, and Class E-2 Common Stock, $.01 par value per share (together, the "Redeemable Common Stock"), entitled to one vote per share, which vote as a class with the Class A and Class B Common Stock through such date. The Class A Common Stock, Class B Common Stock and Redeemable Common
Stock are sometimes referred to herein as the "Common Stock." A majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to establish a quorum at the Special Meeting.

     Common Stock representing a majority of the outstanding voting shares of the Company is required to approve the proposal. Shares of Common Stock represented by proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated in the proxy, the shares of Common Stock represented thereby will be voted to approve the potential issuance of shares of Class A Common Stock representing 19.9% or more of the issued and outstanding shares of such Common Stock in connection with the private placement of the Company's Series A Convertible Preferred Stock, including the sale of 100,000 shares of
Class A Common Stock to an individual investor (the "Share Issuance Proposal") and (ii) for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the proxies.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Broker non-votes will have no effect on the Share Issuance Proposal. Abstentions may be specified on the Share Issuance Proposal, will be counted as present and will have the effect of a vote against the Share Issuance Proposal.

     Certain stockholders, including current and former officers and directors of the Company, who in the aggregate own or control shares of Common Stock representing more than a majority of the voting power of the Common Stock have indicated that they will vote in favor of the proposal. Accordingly, the approval of the Share Issuance Proposal is assured.

                       RECENT DEVELOPMENTS

     Nasdaq Delisting. By letter dated February 22, 1999, the Nasdaq-Amex Market Group (the "NASD") notified the Company that it had delisted the Company's securities from the Nasdaq SmallCap Market effective as of the close of business on that day.
Despite the Nasdaq Listing Qualifications Panel's (the "Panel") determination that the Company had met some of the continued listing criteria, including the independent director requirement and the shareholder approval requirement, and that upon consummation of the Company's bridge financing and preferred stock private placement (discussed below) the Company would have net tangible assets of approximately $4,500,000 (more than the $2,000,000 required level), the Panel stated that, given the Company's history of losses, it did not think that the Company could sustain compliance with the net tangible assets requirements. The Panel also noted the lack of market makers for the Company's warrants as a basis for the delisting action.

     Since the Company is current in all of its periodic reporting requirements with the Securities and Exchange Commission, however, the Company's securities were immediately eligible to trade on the NASD OTC Bulletin Board (the "OTCBB"). Accordingly, the Class A Common Stock continues to trade under the symbol "ICCSA" on the OTCBB. On February 26, 1999, the closing price of the Class A Common Stock was $6.625.

     The Company plans to appeal the Panel's decision to the Nasdaq Listing and Hearing Review Council and has since had informal discussions with the NASD regarding the Panel's decision. In response to such discussions, the Company expects to increase the size of its proposed preferred stock private placement to further ensure its projected compliance with the net tangible assets provision.

     New York City Contract Award. On February 10, 1999, the Company was awarded a contract by the Board of Education of the City of New York to provide electronic commerce/electronic data interchange (EC/EDI) services over the Internet. The Board of Education annually purchases over $15 million worth of goods and services electronically through traditional value added networks. These purchase orders can now be transmitted over the Company's CommerceSense system. Moreover, the Board of Education did not have a workable solution to connect to another 800 mid-sized to smaller vendors, accounting for $100 million in goods and services. By using the CommerceSense system, the Board of Education will now be able to provide a way for all of its suppliers to participate in their paperless electronic commerce network.

     Bridge Financing and Bridge Note Exchange. In January 1999, the Company completed a private placement of notes ("Bridge Notes") and warrants to purchase shares of Class A Common Stock ("Bridge Warrants") to selected sophisticated and accredited investors (the "Bridge Financing"), raising $2,595,000 in gross proceeds. The Bridge Notes pay interest at 10% per annum and are due and payable no later than 180 days after issuance from the proceeds of a proposed warrant exchange offer. The Bridge Warrants are exercisable to purchase .3 shares of Class A Common Stock for each $1.00 principal amount of Bridge Notes at an exercise price of $2.50 per share commencng 180 days after issuance. In lieu of conducting a warrant exchange offer, the Company offered to exchange outstanding Bridge Notes for shares of a new series of preferred stock on a dollar-for-dollar basis. As of the date herof, all of the holders of Bridge Notes executed agreements to exchange an aggregate pricipal amount of $2,595,000 of Bridge Notes, representing all of the outstanding Bridge Notes.

                SECURITY OWNERSHIP OF PRINCIPAL
           HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock owned beneficially as of the Record Date by each principal holder, director, each executive officer and all directors and executive officers as a group. Other than as disclosed in the following table and accompanying footnotes, the directors, the named executive officers, and the directors and executive officers as a group did not own any other equity securities of the Company. Unless otherwise noted, each individual has sole voting and investment power over the shares indicated in the table. Fractional shares are rounded to the nearest whole number.


                                   Class A              Class B
                                                                         Reedemable
                               Common Stock (2)       Common Stock       Common Stock (3)
                               ----------------     ----------------     ----------------     % Vote of
Name and Address                Number               Number              Number               of all
of Beneficial Owner (1)        of shares     %       of shares   %       of shares    %       classes
---------------------------    ---------  -----     ---------  -----     ---------  -----     ---------
Richard J. Berman (2)(6)(7)      166,667   5.2              -      -             -     -          3.4
Arthur R. Medici (2)             200,000   6.2         14,000    7.2        54,000   9.4          6.8
Michele Golden (2)(5)            423,172  13.1              -      -             -     -          8.5
Michael Cassidy (2)(5)           282,114   8.7              -      -             -     -          5.7
Dominic Bassani (8)              400,000  12.4              -      -             -     -          8.0
Charles C. Johnston (2)           39,447   1.2              -      -             -     -            *
Peter Ruel (2)(8)                100,000   3.1              -      -             -     -          2.0
Donald Gordon (2)                 23,334     *              -      -             -     -            *
David Hubbard  (2)                83,346   2.6              -      -             -     -          1.7
Walter M. Psztur (2)              53,048   1.6              -      -             -     -          1.1

All executive officers
and directors as a
group (10 persons)             1,771,128  54.8         14,000    7.2        54,000   9.4         38.4 (9)

Voting Trust (4)                       -     -        169,033   87.0        236,326 41.3         25.1 (10)


* Represents less than 1%

------------------------------------------------------------------------------
(1) Except as otherwise noted, the address of each benefical owner is in care of the Company at its principal office at 805 Third Avenue, Ninth Floor, New York, New York 10022.

(2) The executive officers and directors as a group hold a total of 897,523 immediately exercisable options to purchase shares of Class
     A Common Stock at exercise prices ranging from approximately $.26 to $3.88,which are included in the table above. Mr. Berman holds 116,667 of these options, Mr. Medici holds 200,000, Ms. Golden holds
     234,517, Mr. Cassidy holds 156,344, Mr. Johnston holds
     30,267, Mr. Gordon holds 23,334, Mr. Hubbard holds 83,346 and Mr. Psztur holds 53,048.

(3) The Redeemable Common Stock includes shares of both Class E-1 Common Stock and Class E-2 Common Stock. As of July 31, 1998, the Class E Common Stock was no longer convertible into shares of Class A Common Stock. The Redeemable Common Stock will continue to retain its voting power until March 31, 1999, when all of such shares will be redeemed pursuant to their terms.

(4) Substantially all of the Class B Common Stock and Redeemable Common Stock beneficially owned by Thomas H. Lipscomb, Alan
     N. Alpern, and Michael T. Brooks constituting 20.6%, 2.0% and 15.8%, respectively, of the vote of all classes of Common Stock have been deposited in the Voting Trust or are subject to an irrevocable proxy until February 2000, except in the case of Mr. Brook's shares which are subject to the Company's option to purchase his Class B Common Stock at any time. Pursuant to the Voting Trust and irrevocable proxy, such shares will be voted at the direction of a majority of the Company's non-management directors and Mr. Berman and Arthur R. Medici, the former President and a current Director of the Company, subject to certain exceptions, including the dissolution or liquidation of the Company, certain mergers and sale of all or substantially all of the Company's assets. The shares deposited in the voting trust or irrevocable proxy will be released from the voting trust and irrevocable proxy on the sale of the shares by the beneficiary owner thereof.

(5)  Mr. Cassidy and Ms. Golden received shares of Class A Common
     Stock pursuant to the merger of a majority-owned subsidiary into the Compnay effective September 25, 1998.

(6) As part of Mr. Berman's employment agreement, 38,750 shares of Class A Common Stock are issuable to him in March 1999.
     These shares are included in the chart above.

(7) As a holder of Bridge Notes, Mr. Berman holds 15,000 immediately exercisable Bridge Warrants to purchase 15,000 shares of Class A Common Stock. The exercise price of the Bridge Warrants is $2.50 per share. These shares are included in the chart above.

(8) Mr. Bassani, former interim Chief Operating Officer of the Company and current consultant to the Board of Directors, holds 400,000 immediately exercisable Bridge Warrants to purchase 400,000 shares of Class A Common Stock. Mr. Ruel, a Director of the Company, holds 100,000 immediately exercisable Bridge Warrants to purchase 100,000 shares of Class A Common Stock. The exercise price of these Bridge Warrants is $2.50 per share. These shares are included in the chart above.

(9) The percentage vote of all classes as of the Record Date for all executive officers and directors as a group was 9.3%.

(10) The percentage vote of all classes as of the Record Date for the voting trust was 41.1 %.


Voting Trust

     Thomas H. Lipscomb (former Chairman of the Board and
President of the Company), and Alan N. Alpern (former Chief
Financial Officer of the Company) have deposited substantially all of the shares of Common Stock beneficially owned by them and other members of their families, which includes Class B Common
Stock and Redeemable Common Stock, into a voting trust (the
"Voting Trust") until February 18, 2000.  As of May 1, 1998,
123,739 shares of Class B Common Stock were forfeited pursuant to an Escrow Agreement dated as of September 11, 1992, as amended September 20, 1994 (the "Escrow Agreement"), and such shares were delivered by the Escrow Agent to the Company which holds the shares in treasury. As of June 19, 1998, Michael T. Brooks agreed to deposit 80,000 shares of Class B Common Stock into the Voting Trust. Accordingly, as of January 15, 1999, the shares in the Voting Trust represent 41.1% of the total voting power of the Company. The shares of Common Stock held in the Voting Trust will be voted at the direction of a majority of the non-management directors of the Company and Richard J. Berman, the Chief Executive Officer of the Company and Arthur R. Medici, former President and a current Director of the Company. The
Voting Trust and the disproportionate vote afforded the Class B Common Stock could serve to impede or prevent a change of control of the Company. As a result, potential purchasers may be discouraged from seeking to acquire control of the Company through the purchase of Class A Common Stock, which could have a depressive effect on the price of the Company's securities. On January 21, 1999, Mr. Brooks notified the Voting Trustees that he will withdraw 80,000 shares of Class B Common Stock from the Voting
Trust effective the day after the Special Meeting of Shareholders or March 15, 1999. On January 25, 1999, Mr. Alpern notified the Voting Trustees that he will withdraw 4,174 shares of Class B
Common Stock from the Voting Trust effective February 24, 1999.


               MARKET FOR THE COMPANY'S SECURITIES
                     AND STOCKHOLDER MATTERS

     Until February 22, 1999, the Company's Units, Class A Common
Stock, Class A Warrants and Class B Warrants were quoted on the
Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq") under the symbols ICCSU, ICCSA, ICCSW and ICCSZ, respectively. The Company's Securities currently trade on the OTCBB under the same symbols. The following table sets forth the high and low closing bid prices of the Company's securities for the periods indicated. These quotations represent prices between dealers in securities, do not include retail mark-ups, mark-downs or commissions and do not necessarily represent actual transactions. The prices have been adjusted to reflect a 1 for 5 reverse stock split which became effective as of September 25, 1998. The Company's securities commenced trading on January 18, 1995.


                                Fiscal Years Ended July 31
                               1997                    1998
                      ---------------------    ---------------------
                        High         Low         High         Low
                      --------     --------    --------     --------
Units
1st Quarter           $48.750      $40.000     $25.000      $ 8.125
2nd Quarter            47.500       15.000      18.125        5.625
3rd Quarter            45.000       25.000      11.250        2.190
4th Quarter            40.625       13.125       4.375        0.625

Class A Common Stock
1st Quarter            28.125       15.000      13.750        5.000
2nd Quarter            23.750       10.313      10.000        4.845
3rd Quarter            21.015       11.565      10.000        1.875
4th Quarter            20.625        6.250       4.690        0.938

Class A Warrants
1st Quarter            14.688        7.500       8.750        0.625
2nd Quarter            17.500        3.125       4.375        0.940
3rd Quarter            15.315        6.250       2.345        0.315
4th Quarter            13.750        3.750       0.940        0.080

Class B Warrants
1st Quarter            12.500        6.250       5.470        0.625
2nd Quarter            12.500        1.875       3.750        0.625
3rd Quarter            14.375        4.375       1.720        0.155
4th Quarter            12.500        2.500       1.250        0.080



   Interim 1999 Fiscal Quarters Ended

---------------------------------------------
                          High         Low
                        --------     --------

Units
1st Quarter              $ 2.750        .125
2nd Quarter              $14.500       2.000


Class A Common Stock
1st Quarter              $ 2.125        .625
2nd Quarter              $12.000       1.625


Class A Warrants
1st Quarter              $     -           -
2nd Quarter              $  .001        .001


Class B Warrants
1st Quarter              $     -           -
2nd Quarter              $  .001        .001


Holders

     As of the Record Date, there were approximately 160 record holders of the Class A Common Stock, approximately 24 record holders of the Class B Common Stock, approximately 100 record holders of the Redeemable Common Stock, and approximately 150 record holders of the Company's Class A and Class B Warrants.

Dividends

     The Company has not paid any cash dividends on its Common
Stock and does not intend to declare or to pay cash dividends in the foreseeable future. The Company expects that it will retain all available earnings, if any, to finance and expand its business.

Effect of Outstanding Options
and Warrants; Registration Rights.

     After giving effect to the issuance of the securities issued in a 1997 private placement (the "1997 Private Placement") and the anti-dilution adjustments in the exercise price of the Class A Warrants and Class B Warrants issued and outstanding or issuable upon the exercise of certain options, the Company has outstanding as of the Record Date:

          (i) an aggregate of 942,944 Class A Warrants exercisable at $29.10 for 942,944 additional shares of Class
     A Common Stock and 942,944 Class B Warrants;

          (ii) an aggregate of 1,699,454 Class B Warrants
     (including the 942,944 Class B Warrants issued upon exercise of the Class A Warrants), exercisable at $39.15 for 1,699,454 shares of Class A Common Stock;

          (iii) the Unit Purchase Options issued to D.H. Blair and its designees in connection with the Company's initial public offering in 1995 (the "IPO Option") and the 1997 Private Placement to purchase 31,000 and 112,229 Units, respectively, which Units contain an aggregate of 143,229 shares of Class A Common Stock, 160,016 Class A Warrants and an aggregate of 320,032 Class B Warrants (including 160,016 Class B Warrants underlying the Class A Warrants), such Class A Warrants and Class B Warrants are exercisable for an aggregate of 480,048 shares of Class A Common Stock;

          (iv) options to purchase 1,960,000 shares of Class A Common Stock under the Company's 1994 Stock Option Plan, as amended (1994 Plan) at exercise prices ranging from approximately $.26 to $20, and 4,000 shares of Class A Common Stock under the Company's 1992 Stock Option Plan (1992 Plan) at exercise prices of $20.00;

          (v) options to purchase 11,500 shares of Class A Common
     Stock, 5,750 shares of Class E-1 Common Stock and 5,750 shares of Class E-2 Common Stock;

          (vi) 42,063 other warrants (the "Private Placement
     Warrants") to purchase 42,063 shares of Class A Common
     Stock, 18,825 shares of Class E-1 Common Stock and 18,825 shares of Class E-2 Common Stock;

          (vii) Bridge Warrants, to purchase 778,500 shares of Class A Common Stock at $2.50 per share

          (viii) other warrants for issuance to consultants to purchase 500,000 shares of Class A Common Stock at $2.50 per share.

         (ix) $175,000 aggregate principle amount of Series S Preferred Stock, which may, under certain circumstances, convert into shares of Class A Common Stock commencing no later than July 1, 1999, at the rate of $12,000 per month based upon the closing price of the Class A Common Stock on the trading day immediately preceding the first day of each month after such date;

          (x) NASD registered broker/dealers who participated in the Bridge Financing will be compensated with warrants to purchase Class A Common Stock. The number of warrants to be issued will not exceed 116,775, and is estimated to be approximately 60,000.

          (xi) 22,000 shares of Class A Common Stock is issuable to Robert Nagel, former Vice President and Director of
Technology of the Company, as part of a settlement agreement to resolve all actions against the Company.

          (xii) Class A Common Stock to be issued to Win Capital
Corporation and its designees in connection with the Company's
1999 Private Placement, (Reg D), subject to shareholders approval, to purchase 90,000 shares at $5.00 per share.

     The existence of the IPO Options and Private Placement Unit Purchase Options, outstanding options and warrants, Class A Warrants, Class B Warrants, Series Preferred Stock and other options and warrants that may be issued by the Company may hinder future financing by the Company. Further, the holders of such options and warrants may exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company. No prediction can be made as to the effect, if any, that sale of these securities or the availability of such securities for sale without restriction will have on the market prices of the Company's securities prevailing from time to time. Nevertheless, the possibility that substantial amounts of securities may be sold in the public market may adversely affect prevailing market prices for the Company's securities and could impair the Company's ability to raise capital through the sale of its securities.

     The Class A Warrants and the Class B Warrants are subject to redemption by the Company at a redemption price of $.25 per Warrant upon not less than 30 days' prior written notice if the closing bid price of the Class A Common Stock shall have averaged in excess of $45.50 and $61.25 per share, respectively as adjusted by the reverse stock split, for 30 consecutive trading days ending within 5 days of the notice. This condition has not been satisfied with respect to any of the Warrants, and the Company does not anticipate that this condition will be met in the foreseeable future. Such redemption of the Warrants could force the holders to exercise such Warrants and pay the exercise prices therefor at a time when it may be disadvantageous for the holders to do so, to sell the Warrants at the then current market price when they might otherwise wish to hold the Warrants, or to accept the redemption price which, at the time the Warrants are called for redemption, is likely to be substantially less than the market value of the Warrants.

     In addition, holders of the IPO Options and Private
Placement Unit Purchase Options have registration rights with respect to the underlying securities. Exercise of the registration rights may involve substantial expense to the Company. Additionally, the Company's other warrants were exercisable through February 10, 2002 at exercise prices of $2.50 to $39.15 per share as adjusted, and contain anti-dilution provisions, demand and "piggy-back" registration rights.

     The shares of Class A Common Stock issuable upon exercise of the Class A or Class B Warrants issued or issuable principally in connection with the Company's IPO and 1997 Private Placement which were registered pursuant to the Company's Registration Statement or Form S-3 that became effective on May 22, 1997 may be resold without restriction provided there is a current prospectus under the Securities Act relating thereto and applicable state securities laws are complied with.

               PROPOSAL I--APPROVAL OF THE SHARE
                       ISSUANCE PROPOSAL

     In January 1999, the Company completed the $2.595 million Bridge Financing. As indicated in the Company's Quarterly Report on Form 10-QSB for the quarter ended October 31, 1998, the Company is in need of additional financing to fund the Company's operations. At October 31, 1998, the Company had negative ($1.9) million of working capital and $112,877 of cash and cash equivalents. The Company currently estimates that cash on hand together with cash generated from operations will be sufficient to satisfy the Company's cash requirements only until April 30, 1999. The Board of Directors of the Company has considered various means of procuring additional financing and has determined that at the present time a private offering (the "Private Placement") of the Company's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") would be in the best interests of the Company and its stockholders.

     The Company commenced the Private Placement offering up to $7,405,000 of the Series A Preferred Stock immediately following the closing of the Bridge Financing. As of March 1, 1999, the Company has received subscription agreements for $2,425,000 and cash to its escrow account in the amount of $2,290,00. Since the Private Placement could result in the issuance by the Company of more than 19.9% of the outstanding shares of Class A Common Stock, however, pursuant to Nasdaq Rule 4310(c)(25)(H)(i) ("Rule 4310(c)(25)(H)(i)"), the Company is required to obtain stockholder approval in connection with any transaction that involves the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) that equals 20% or more of the shares of Common Stock outstanding before the issuance of such securities (the "20% Limitation").

     The Private Placement consists of an offering of up to 7,405 shares of Series A Preferred Stock at a price per share of $1,000. In addition, the Company has offered the Bridge Note holders the opportunity to convert their Bridge Notes into shares of the Series A Preferred Stock. All of the holders of the Bridge Notes have agreed to convert the Bridge Notes into shares of the Series A Preferred Stock subject to stockholders approval of Share Issuance Proposal and closing of the private placement. As a result an additional 2,595 shares of Series A Preferred Stock will be issued, and the total of the Series A Prefferred Stock will be up to 10,000.

     If the stockholders approve the Share Issuance Proposal, the Board of Directors of the Company will be authorized to issue shares of Common Stock representing more than 20% of the issued and outstanding shares thereof and to determine the other terms and conditions of the Private Placement.

     The Board of Directors of the Company has determined to obtain stockholder approval of the Private Placement in order to avoid a possible conflict with Rule 4310(c)(25)(H)(i), notwithstandng the recent delisting of the Company's securities from the Nasdaq SmallCap Market. Approval by the stockholders for the Private Placement is assured.

     The Company believes that, notwithstanding the consummation of the Private Placement, it will be required to seek additional financing in the future to fund its operations and to continue to develop its products. With the consummation of the Private Placement, the Company anticipates that its cash requirements should be satisfied for approximately nine to twelve months.

The Series A Preferred Stock

     Annex I attached hereto is the proposed form of Designation of Series and Determination of Rights and Preferences of Series A Convertible Redeemable Preferred Stock (the "Designation"). The following is a summary of the Designation and of the rights and preferences of the Series A Preferred Stock.

     Designation and Amount. Preferred Stock of the Company created and authorized for issuance is designated as the "Series A Convertible Redeemable Preferred Stock" (herein referred to as the "Series A Preferred Stock"), having a par value per share equal to $.01, and the number of shares constituting such series is 10,000.

     Dividends. The holders of outstanding shares of Series A Preferred Stock will be entitled to receive, out of funds legally available therefor, a 4% annual dividend, equal in value to $40.00 per share, and no more, payable on each July 1 (commencing on July 1, 1999) (or pro rata upon conversion as of the Conversion Date, as defined below), based on a 360-day year. At the option of the Company, each such dividend may be paid in cash or in shares of Class A Common Stock valued at the Conversion Rate, as defined below, in effect as of such July 1 or Conversion Date, as the case may be.

     Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Company ranking on liquidation prior and in preference to the Series A Preferred Stock, an amount equal to $1,000.00 per share of Series A Preferred Stock.

     Redemption. Each outstanding share of the Series A Preferred Stock is redeemable by the Company at a price of $1,250.00 per share. The Company will have the right to redeem each and every share of Series A Preferred Stock presented for conversion within 24 hours after the proposed Conversion Date, provided that the Conversion Rate is at or below $1.875 per share, by giving facsimile notice (followed within 48 hours by personal delivery) to the registered holder of the subject shares of the Company's intention to redeem such shares. Such shares may be redeemed in whole or in part.

     Conversion. Each share of Series A Preferred Stock will be convertible, at the option of its holder, at any time after issuance into shares of Class A Common Stock at the initial conversion rate (the "Conversion Rate") defined below. The Conversion Rate, subject to the adjustments described below, shall be a number of shares of Class A Common Stock equal to $1,000 divided by the lower of (a) $5.00 (adjusted for any forward or reverse stock split) or (b) Seventy Five Percent (75%) of the average Market Price of the Class A Common Stock for the fifteen trading days immediately prior to the Conversion Date. Market Price for any date shall be the closing bid price of the Class A Common Stock on such date, as reported by the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), or the closing bid price in the over-the-counter market if other than Nasdaq. The Conversion Price will be adjusted in the case of reclassifications of the Class A Common Stock or reorganizations, merger consolidations or sale of assets by the Company.

                         CAPITALIZATION

     The following table sets forth the debt and the total capitalization of the Company (i) as of October 31, 1998, (ii) pro forma to give effect to the exchange of bridge notes and sale of 3,000 shares of the Series A Preferred Stock in the Private Placement at the offering price of $1,000 per share and the application of the estimated net proceeds therefrom, after deducting offering expenses estimated at $300,000. The table should be read in conjunction with the financial statements, including the notes thereto, attached hereto as Annex B and Annex C.

                                             (i)             (ii)
                                        October 31,      October 31,
                                           1998             1998
                                        (unaudited)       pro forma
                                        ------------     ------------
Liabilities
  Accounts Payable                      $    627,034     $    161,034
  Bridge notes, net of debt disc.            518,084                -
  Notes payable                              157,649                -
  Capital lease obligation                   261,572          261,572
  Accrued expenses                           628,786          538,566
                                        -------------    ------------
       Total liabilities                $  2,193,125     $    961,172
                                        -------------    ------------

  Redeemable Common Stock                      5,729            5,729

Stockholders Equity
  Common & Preferred                          14,769           26,779
  Additional paid-in capital              15,106,015       20,912,309
  Notes receivable                          (112,500)               -
  (Deficit) accumulated during
   the development stage                 (15,390,531)     (15,434,531)
                                        -------------    -------------
       Total stockholders equity        $   (382,247)    $  5,504,557
                                        -------------    -------------
Total liabilities & equity              $  1,816,607     $  6,471,458
                                        -------------    -------------


                         RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                     SHARE ISSUANCE PROPOSAL


                  ANNUAL AND QUARTERLY REPORT
             INFORMATION INCORPORATED BY REFERENCE

     All stockholders of record as of the Record Date are concurrently herewith being sent a copy of the Company's (i) Annual Report on Form 10-KSB for the fiscal year ended July 31, 1998, which contains certified financial statements of the Company and (ii) Quarterly Report on Form 10-QSB for the quarter ended October 31, 1998, which such documents are incorporated herein by reference.

     ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JULY 31, 1998 (WITHOUT EXHIBITS) AND QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED OCTOBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO WALTER M. PSZTUR, SECRETARY, AT INTERNET COMMERCE CORPORATION, 805 THIRD AVENUE, 9TH FLOOR, NEW YORK, NEW YORK 10022

                         OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Special Meeting. If any other matter or matters are properly brought before the Special Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.


                              Respectfully submitted,

                              /s/ Walter M. Psztur
                              -----------------------
                                  Walter M. Psztur, Secretary


New York, New York
March 4, 1999







                             ANNEX I

                    DESIGNATION OF SERIES AND
           DETERMINATION OF RIGHTS AND PREFERENCES OF
         SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK



     1. Designation and Amount. Preferred Stock of the Corporation created and authorized for issuance hereby shall be designated as the "Series A Convertible Redeemable Preferred Stock" (herein referred to as the "Series A Preferred Stock"), having a par value per share equal to One Cent ($.01), and the number of shares constituting such series shall be Ten Thousand (10,000).

     2. Dividends. The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, a 4% annual dividend, equal in value to $40.00 per share, and no more, payable on each July 1 commencing on July 1, 1999 (or pro rata upon conversion as of the Conversion Date, as defined below), based on a 360-day year. At the option of the Corporation, each such dividend may be paid in cash or in shares of the Corporation's Class A Common Stock, $.01 par value per share (the "Class A Common Stock") valued at the Conversion Rate, as defined below, in effect as of such July 1 or Conversion Date, as the case may be. Each share of Series A Preferred Stock shall rank on a parity with each other share of Series A Preferred Stock with respect to dividends. Each such dividend shall be mailed to the holders of record of the Series A Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date.

     3. Redemption. Each outstanding share of the Series A Preferred Stock is redeemable by the Corporation at a price of $1,250.00 per share (the "Redemption Price") under the terms and conditions herein set forth. The Corporation shall have the right to redeem each and every share of Series A Preferred Stock presented for conversion within 24 hours after the proposed Conversion Date, provided that the Conversion Rate is at or below $1.875 per share, by giving facsimile notice (followed within 48 hours by personal delivery) to the registered holder of the subject shares of the Corporation's intention to redeem such shares. Such shares may be redeemed in whole or in part. The Corporation shall deliver the Redemption Price, payable by bank check or wire transfer, to the holder of the shares selected for redemption within 30 business days of the proposed Conversion Date (the "Redemption Date"). If the Redemption Date falls on a day on which the New York Stock Exchange is closed, the Redemption Date shall be fixed at the next day on which such exchange is open for business.

     4. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "Senior Preferred Stock"), an amount equal to $1,000.00 per share of Series A Preferred Stock (the "Liquidation Value"). After the full preferential liquidation amount has been paid to, or determined and set apart for the Series A Preferred Stock and all other series of Preferred Stock of equal ranking hereafter authorized and issued, if any, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably to the holders of the Corporation's common stock. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock (the "Parity Stock") shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. A reorganization or any other consolidation or merger of the Corporation with or into any other corporation, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4, and the Series A Preferred Stock shall be entitled only to (i) the right provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the Delaware General Corporation Law and
(iii) the rights contained in other Sections hereof.

     5. Conversion Provisions. The holders of shares of the Series A Preferred Stock shall have conversion rights as follows
(the "Conversion Rights"):

          (a)  Right to Convert.

               (1) Each share of Series A Preferred Stock shall be convertible, at the option of its holder, at any time after issuance into shares of Class A Common Stock at the initial conversion rate (the "Conversion Rate") defined below. The Conversion Rate, subject to the adjustments described below, shall be a number of shares of Class A Common Stock equal to $1,000 divided by the lower of (a) $5.00 (adjusted for any forward or reverse stock split) or
     (b) Seventy Five Percent (75%) of the average Market Price of the Class A Common Stock for the ten trading days immediately prior to the Conversion Date. For purposes of this Section 5(a)(1), Market Price for any date shall be the closing bid price of the Class A Common Stock on such date, as reported by the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), or the closing bid price in the over-the-counter market if other than Nasdaq.

               (2) No fractional shares of Class A Common Stock shall be issued upon conversion of the Series A Preferred Stock, and in lieu thereof the number of shares of Class A Common Stock issuable for each share of Series A Preferred Stock converted shall be rounded to the nearest whole number. Such number of whole shares of Class A Common Stock issuable upon the conversion of one share of Series A Preferred Stock shall be multiplied by the number of shares of Series A Preferred Stock submitted for conversion pursuant to the Notice of Conversion, as defined below, to determine the total number of shares of Class A Common Stock issuable in connection with any conversion.

               (3) In order to convert the Series A Preferred Stock into shares of Class A Common Stock, the holder thereof shall: (i) complete, execute and deliver to the Corporation the conversion certificate attached hereto as Exhibit A (the "Notice of Conversion"); and (ii) surrender the certificate or certificates representing the shares of Series A Preferred Stock being converted (the "Converted Certificate") to the Corporation. The Notice of Conversion shall be effective and in full force and effect if delivered to the Corporation by facsimile transmission at (212) 271-8580. Provided that a copy of the Notice of Conversion is delivered to the Corporation on such date by facsimile transmission or otherwise, and provided that the original Notice of Conversion and the Converted Certificate are delivered to the Corporation within three (3) business days thereafter at 805 Third Avenue - Ninth Floor, New York, NY 10022, the date on which the Notice of Conversion is given shall be deemed to be the date set forth therefor in the Notice of Conversion (the "Conversion Date"); and the person or persons entitled to receive the shares of Class A Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of the Conversion Date. If the original Notice of Conversion and the Converted Certificate are not delivered to the Corporation within three (3) business days following the Conversion Date, the Notice of Conversion shall become null and void as if it were never given and the Corporation shall, within two (2) business days thereafter, return to the holder by overnight courier any Converted Certificate that may have been submitted in connection with any such conversion. In the event that any Converted Certificate submitted represents a number of shares of Series A Preferred Stock that is greater than the number of such shares that is being converted pursuant to the Notice of Conversion delivered in connection therewith, the Corporation shall deliver, together with the certificates for the shares of Class A Common Stock issuable upon such conversion as provided herein, a certificate representing the remaining number of shares of Series A Preferred Stock not converted.

               (4) Upon receipt of a Notice of Conversion, the Corporation shall absolutely and unconditionally be obligated to cause a certificate or certificates representing the number of shares of Class A Common Stock to which a converting holder of Series A Preferred Stock shall be entitled to receive as provided herein, which shares shall constitute fully paid and nonassessable shares of Class A Common Stock that are freely transferable on the books and records of the Corporation and its transfer agents, subject to applicable state and federal securities laws, to be issued to, delivered by overnight courier to, and received by such converting holder by the fifth (5th) calendar day following the Conversion Date. Such delivery shall be made at such address as such converting holder may designate therefor in its Notice of Conversion or in its written instructions submitted together therewith.

               (5)  No less than 25 shares of  Series A
     Convertible Preferred Stock may be converted at any one time, unless the holder then holds less than 25 shares and converts all such shares at that time.

          (b)  Adjustments to Conversion Rate.

               (1) Reclassification, Exchange and Substitution. If the Class A Common Stock issuable on conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, reverse stock split or forward stock split or stock dividend or otherwise (other than a subdivision or combination of shares provided for above), the holders of the Series A Preferred Stock shall, upon its conversion, be entitled to receive, in lieu of the shares of Class A Common Stock which the holders would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the holders if they had exercised their rights of conversion of the Series A Preferred Stock immediately before that change.

               (2) Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital re organization of the Corporation's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5 or merger of the Corporation into another corporation, or the sale of the Corporation's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, to which holders of the Class A Common Stock deliverable upon conversion of the Series A Preferred Stock would have been entitled on such capital reorganization, merger or sale if the Series A Preferred Stock had been converted immediately before that capital reorganization, merger or sale to the end that the provisions of this paragraph (b)(2) (including adjustment of the Conversion Rate then in effect and number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

               (3) Additional Shares. In the event (i) the Corporation does not file a registration statement under the Securities Act of 1933 covering the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock within 30 days of ________________ (the "Closing Date"), (ii) such registration statement is not declared effective within 150 days of the Closing Date or (iii) the Corporation does not issue the shares of Class A Common Stock within the time limits set forth in Section 5(a) (iv), then the Conversion Rate shall be adjusted to increase the number of shares of Class A Common Stock issuable by 2.5%. The foregoing adjustments are cumulative and not exclusive of each other, with the intent that the adjustments hereunder may be a total of 2.5%, 5% or 7.5%, as the case may be. The date of a special meeting of the Corporation's stockholders called to approve the issuance of the more than 19.9% of the Class A Common Stock as required by the rules of the Nasdaq Stock Market, Inc.

          (c)  Conversion Limitation.  Anytime the Conversion
Rate is below $2.50  a holder may not convert more than one-third
(33%) of his shares of Series A Preferred Stock during any 30-day period.

          (d) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any re organization, recapitalization, transfer of assets, merger, dis solution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provision hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

          (e) Certificate as to Adjustments. Upon the occur rence of each adjustment or readjustment of the Conversion Rate for any shares of Series A Preferred Stock, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock effected there by a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Rate at the time in effect, and (iii) the number of shares of Class A Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Series A Preferred Stock.

          (f) Notices of Record Date. In the event of the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series A Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution and the amount and character of such dividend or distribution.

          (g)  Reservation of Stock Issuable Upon Conversion.  The
               Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the outstanding shares of the Series A Preferred Stock such number of its shares of Class A Common Stock as shall from time to time be sufficient, based on the Conversion Rate then in effect, to effect the conversion of all then outstanding shares of the Series A Preferred Stock. If at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, then, in addition to all rights, claims and damages to which the holders of the Series A Preferred Stock shall be entitled to receive at law or in equity as a result of such failure by the Corporation to fulfill its obligations to the holders hereunder, the Corporation will take any and all cor porate or other action as may, in the opinion of its counsel, be helpful, appropriate or necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

          (h) Notices. Any notices required by the provisions hereof to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation or to such other address of such holder or its representative as such holder may direct.

     6. Voting Provisions. Except as otherwise expressly provided or required by law, the Series A Preferred Stock shall have no voting rights.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed by its President and attested to by its Secretary this _____ day of March, 1999 who, by signing their names hereto, acknowledge that this Certificate is the act of the Corporation and state to the best of their knowledge information and belief, under the penalties of perjury, that the above matters and facts are true in all material respects.


                              INTERNET COMMERCE CORPORATION


                              _/s/ Richard Berman_____________________
                              Richard Berman,  Chief Executive Officer


                              _/s/ Walter M. Psztur___________________
                              Walter M. Psztur,  Secretary


   EXHIBIT A


                     CONVERSION CERTIFICATE
                  INTERNET COMMERCE CORPORATION

         Series A Convertible Redeemable Preferred Stock


     The undersigned holder ( the "Holder") is surrendering to Internet Commerce Corporation, a Delaware corporation (the "Company"), one or more certificates representing shares of Series A Convertible Redeemable Preferred Stock of the Company (the "Series A Preferred Stock") in connection with the conversion of all or a portion of the Series A Preferred Stock into shares of Class A Common Stock, $.01 par value per share, of the Company (the "Class A Common Stock") as set forth below.

     1.   The Holder understands that the Series A Preferred
Stock was issued by the Company pursuant to an exemption from registration under the Securities Act of 1933, as amended (the
"Securities Act").

     2. The Holder represents and warrants that all offers and sales of the Class A Common Stock issued to the Holder upon such conversion of the Series A Preferred Stock shall be made (a) pursuant to an effective registration statement under the Securities Act, (in which case the Holder represents that a prospectus has been delivered) (b) in compliance with Rule 144, or (c) pursuant to some other exemption from registration.

     Number of Shares of Series A Preferred Stock being converted:___________

     Applicable Conversion Price:____________________________________________

     Number of Shares of Class A Common Stock Issuable:______________________

     Number of Dividend Shares:______________________________________________

     Conversion Date:________________________________________________________

     Delivery Instructions for certificates of Class A Common
     Stock and for new certificates representing any remaining shares of Preferred Stock:______________________________________________



                                        NAME OF HOLDER:

                                        -------------------------------------



                                        -------------------------------------
                                        (Signature of Holder)



ANNEX B
                   SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the fiscal year ended July 31, 1998

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM ____ to ____

                  Commission File No. 000-24996

                     INTERNET COMMERCE CORPORATION
                   (Formerly Infosafe Systems, Inc.)
            (Name of Small Business Issuer in its charter)

Delaware                                              13-3645702
-----------------------------------------------   --------------------
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)

805 Third Avenue 9th Floor, New York, New York           10022
-----------------------------------------------   --------------------
(Address of principal executive offices)              (Zip Code)

(212) 271-7640
-----------------------------------------------
Issuer's telephone number, including area code:

          Securities registered under Section 12(b) of the Act:

                                                 Name of each exchange
   Title of Each class                           on which  registered
-------------------------                        ---------------------
          None                                            None


            Securities registered under Section 12(g) of the Act:

                    Class A Common Stock, $.01 par value
                    ------------------------------------
                              (Title of Class)

                         Redeemable Class A Warrants
                    ------------------------------------
                              (Title of Class)

                         Redeemable Class B Warrants
                    ------------------------------------
                              (Title of Class)

                  Units consisting of Class A Common Stock,
                       Redeemable Class A Warrants and
                         Redeemable Class B Warrants
                    ------------------------------------
                              (Title of Class)

     Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding
12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                    Yes  _X_                No  ___

     Check here if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B contained herein, and will not be contained, to the best of the issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

     State the issuer's revenues for its most recent fiscal year: $19,481.

     As of October 1, 1998 the issuer had 947,951 shares of Class A Common Stock outstanding and 194,397 shares of Class B Common Stock that are convertible into Class A Common Stock. The aggregate market value of the Common Stock held by nonaffiliates as of October 1, 1998 was approximately
$1.8 million based on a closing price for the Class A
Common Stock of $2.00 on the Nasdaq Small Cap Market for such date.


                    DOCUMENTS INCORPORATED BY REFERENCE


Item 13.       Exhibits List and         See Exhibit Index on page 25.
               Reports on Form 8-K





                 PART I

Item 1.  Description of Business

Except for the description of historical facts contained herein, this Form 10-KSB contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995 concerning applications of the Company's technologies and the Company's proposed services and future prospects, that involve risks and uncertainties, including the possibility that the Company will: (i) be unable to commercialize services based on its technology, (ii) ever achieve profitable operations, or (iii) not receive additional financing as required to support future operations, as detailed herein and under "Item
6, Management's Discussion and Analysis of Financial
Condition and Results of Operations" and from time to time in the Company's filings with the Securities and Exchange Commission and elsewhere. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements.

a)     Business Development

Internet Commerce Corporation (the "Company" or
"ICC"), formerly Infosafe Systems, Inc. is a development stage company, engaged in the design, development, and marketing of systems for securing, controlling, delivering and auditing electronic documents and files primarily over the Internet. The
Company believes that its technology and methods address critical areas of electronic commerce and it is seeking to position itself as an independent third party to authenticate, certify, validate, authorize, and deliver secure transactions for electronic information.

Subsequent to fiscal year end, effective September
25, 1998, the Company completed the following consent
actions as authorized in Schedule 14-C, information
statement of action by written consent of majority
shareholders.  The Company made the following
amendments to the Certificate of Incorporation of the
Company: 1)  effected a reverse stock split (1 new share for every 5 old shares) of the Companies securities.  2)
deleted reference to 50,000 shares of 9% Series A
Cumulative Convertible Preferred Stock for which authorization had lapsed. 3) changed the Company's name to "Internet Commerce Corporation." The Company made the following amendments to the By-Laws of the
Company: 1) effected the implementation of a classified Board of Directors. 2) added language that specifies the duties and responsibilities of certain officers of the Company. The Company amended the Amended and Restated Stock Option Plan that, inter alia, increased the number of shares authorized for awards and grants thereunder. The Company approved the merger of the Company's majority owned subsidiary
("ICCSUB" or the "subsidiary") into the Company.

The Company was incorporated under the laws of the State of Delaware on November 18, 1991, and commenced operations in January 1992. The Company's executive offices are located at 805 Third Avenue 9th floor, New York, New York 10022 and its telephone number is
(212) 271-7640.  (See "Description of Properties.")

b)     Business of Issuer

Principal Service and its Market

The Company launched CommerceSense(TM) System for corporations and their electronic trading partners during the third fiscal quarter ended April 30, 1998.
CommerceSense was designed to
provide a cost-effective alternative to Value Added
Networks (VANs) for traditional Electronic Data
Interchange ("EDI") users and new Electronic Commerce
("EC") participants. The system can be accessed using a standard Web browser or virtually any other communications protocol and as it is Internet based, the market is global.

Distribution Methods of the Service

The Company's service is marketed by a combination of direct sales and re-marketer channels. The development of the distribution and marketing channels is an ongoing activity of the Company as it provides its geographically disbursed customers with a local technical support and consulting resource.

Status of Publicly Announced Service and Products

The Company's electronic commerce service
"CommerceSense" was launched in March 1998, and is currently in use by its customers for the secure exchange of business to business electronic forms and data files.

Another of the Company's products, the Design
Palette system, a photographic product library which incorporated a proprietary hardware unit, was adversely affected by the rapid development of the Internet. The market favors Internet compatible products and services rather than proprietary hardware solutions. Given the absence of a revenue stream and the projected cost of upgrading the Design Palette product library and software configuration to make it competitive with other products, including
Internet delivery, the Company abandoned the Design
Palette system during fiscal year 1997.

In addition, the Company's CopyRight!SM Metering
System, an electronic vending system for on-demand authorization to photocopy copyrighted material and its Advanced Imaging System were abandoned during fiscal year 1998. Moreover, the Company's previously announced intention to purchase substantially all of the assets of Visus
Technologies, Inc. (VTI), a Pittsburgh, Pennsylvania development stage company, was rescinded as the system under license failed to generate sufficient revenue or market interest.

Competitive Business Conditions

Competition.     The business of facilitating business
to business EC is intensely competitive and fragmented and is characterized by rapidly evolving technology. Numerous companies, substantially all of which have substantially greater financial and other resources than the Company, are currently engaged in business to business EC, primarily through VANs.
Although the Company is unaware of any other company actually engaged in the commercial implementation of an Internet business to business EC service or product substantially similar to the CommerceSense
System (which does not require users to maintain specialized hardware or software), the Company anticipates that other companies will offer services which are functionally similar and directly competitive.

The Company further believes that it is possible to provide some of the benefits of the CommerceSense
System by other means and that competitors may provide other solutions for the conduct of business to business EC. While the Company believes that the CommerceSense System is of sufficiently high quality and that it will be priced low enough to be competitive with the other business to business EC alternatives, there can be no assurance that competitors will not provide alternative services or systems, superior to what the Company could provide, at a more cost-effective price.

Netscape, through its subsidiary, provides an integrated family of Internet commerce applications for conducting business to business and business to consumer EC on the Internet, called CommerceXpert.
General Electric Information Services ("GEIS"), a division of General Electric, a leading provider of VAN products, has announced that it is pursuing
Internet based EC applications. In addition, Harbinger, IBM, Sterling Software, AT&T and MCI all successfully operate VANs. In addition to the competition of their established VAN products, all of the above referenced companies have announced
Internet initiatives which may directly compete with the Company for Internet based business to business
EC market. All of these competitors have substantially greater financial and other resources than the Company and one or all of the products and/or services they provide may gain greater commercial acceptance than the CommerceSense System.
The failure of the CommerceSense System to attain sufficient commercial acceptance would prevent the Company from generating the revenues necessary to continue in operation.

Rapid Technological Change; Need for New Products;
Introduction of Competitive Products.

The market for the Company's services is characterized by rapidly changing technology and frequent new product introductions. Even if CommerceSense gains initial acceptance, the Company's success will depend on, among other things, its ability to enhance its products and to develop and introduce new products and services that keep pace with technological developments, respond to evolving customer requirements and achieve continued market acceptance. There can be no assurance that the Company will be able to identify, develop, market, support or acquire new products or deploy new services successfully, that such new products or services will gain market acceptance, or that the Company will be able to respond effectively to technological changes or product announcements by competitors. Any failure by the Company to anticipate or respond adequately to technological developments and customer requirements or any significant delays in product development or introductions could result in a loss of market share or revenues.

Uncertainties Relating to Commercial Use of the Internet.

The Company's strategy is to apply its technology to the development of service products for use in connection with the Internet. The success of these products is dependent on the continued development and acceptance of the Internet as a medium for the exchange of business documents and effecting business-tobusiness transactions. The failure of the Internet to be an effective channel could have a material adverse effect on the Company's business and prospects. There can be no assurance that business-to-business commerce over the Internet will become widespread and it is not known whether this market will develop to the extent necessary for demand for the Company's services to emerge and become commercially sustainable. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times which might adversely affect customers' ability or willingness to use the Internet as a commercial marketplace. In addition, the security and privacy concerns of existing and potential customers, as well as concerns related to computer viruses, may inhibit the growth of the Internet marketplace.

If use of the Internet does not continue to grow in acceptance or if the Internet infrastructure does not effectively support customer demand, the Company's business, results of operations and financial condition could be materially adversely affected.

Patents and Trademarks

Patents

On August 26, 1997, the Company was granted patent
No. 5,661,799 entitled, Apparatus and Storage Medium for Decrypting Information. The essential components of this patent include 1) the decryption of encrypted information without requiring that decryption keys be transmitted from one place to another, 2) the decryption of encrypted information which employs different keys for different segments of information, and 3) the disabling of a system for the decryption of encrypted information if a user is no longer authorized to retrieve information.

On January 7, 1997, the Company was granted patent
No. 5,592,549 entitled, Method and Apparatus for
Retrieving Selected Information from a Secure
Information Source. There are three essential components to this "Branding Patent:" 1) decryption of an electronic item or product i.e. a document or software, 2) the attachment of an identifying serial number,
3) the logging of the item number and serial number. By attaching a "brand" at the time the document is decrypted from a secure data source, an "audit trail" of the decrypted information can be maintained.

In February 1995, the Company was granted
Patent No. 5,394,469 entitled,
"Method and Apparatus for Retrieving Secure
Information From Mass Storage Media," for its system to retrieve and monitor the use of protected information from various digital media.

In December 1995, the Company was granted Patent
No. 5,473,687 entitled, "Method for Retrieving Secure
Information from A Database," covering its technology for providing a secure method for the commercial distribution and use of digital information on a rental basis using a technique to discourage long-term use without endangering the computer or the operating system.

Uncertain Patent Protection.

Although the Company has obtained patent rights, the Company believes that the protection of its rights in the CommerceSenseT System will depend primarily on its proprietary software and messaging techniques which constitute "trade secrets." The Company has made no determination as to the patentability of these trade secrets. The Company will continue to evaluate, on a case-by-case basis, whether applying for additional patents in the future is in the best interests of the Company. There can be no assurance that the Company's technology will remain a secret or that others will not develop similar technology and use such technology to compete with the Company.

Additionally, there can be no assurance that any issued patents owned by the Company or its trade secrets will afford adequate protection to the Company or not be challenged, invalidated, infringed or circumvented, or that patent applications relating to the Company's products or technologies that it may license in the future or file itself, including any patent as to which a notice of allowance has issued, will result in patents being issued, or that any rights granted thereunder will provide competitive advantages to the Company. Although the Company believes that its technology does not infringe upon the proprietary hardware or software of others, it is possible that others may have or be granted patents claiming products or processes that are necessary for or useful to the development of the CommerceSenseT
System and that legal actions could be brought against the Company claiming infringement. In the event that the Company is unsuccessful against such a claim, it may be required to obtain licenses to such patents or to other patents or proprietary technology in order to develop, manufacture or market its products. There can be no assurance that the Company will be able to obtain such licenses on commercially reasonable terms, if at all. If the Company is required to and does not obtain such licenses, it would encounter delays in the development and manufacturing of its products and technologies while it attempted to design around such patents or other rights and there can be no assurance that such attempts would be successful. Failure to obtain such licenses or to design around such patents or other rights would have a material adverse effect on the Company.

Trademarks

The Company's trademarks INFOSAFE, PROTECTED BY
INFOSAFE and DESIGN PALETTE have been registered with the United States Patent and Trademark Office. The applications to register AUDINET and COMMERCESENSET have now been allowed as trademarks and await registration. The Company intends to apply for additional name and logo marks in the United States and in foreign jurisdictions. No assurance can be given that registrations will issue on the non-allowed applications or that interested third parties will not petition the United States Patent and Trademark Office to cancel the Company's registration.

Research & Development

Research and development ("R & D") for fiscal 1998, decreased from approximately $713,000 in fiscal 1997 to approximately $576,000 in fiscal 1998. In addition, the Company capitalized approximately
$714,000 of software development costs not present in the prior year. The increase in expenses was largely attributable to the Company's focus on the development of the CommerceSenseT System and the corresponding increase in personnel, leading to increased salary and related costs.

Number of Total employees and Number of Full Time Employees

At July 31, 1998, the Company had 16 full-time employees, one part-time employee and one consultant.


Item 2.  Description of Properties

The Company currently occupies approximately 5,900 square feet of rental space at its principal executive offices at 805 Third Avenue 9th floor, in New York, New York.


Item 3.  Legal Proceedings

On May, 29, 1997, The Company commenced an arbitration against its former Vice President and Director of Technology, Robert Nagel ("Nagel"), for fraud, breach of his employment contract, breach of the duties of obedience and loyalty and misappropriation of corporate opportunities. Nagel denied the claims and served a counterclaim alleging breach of the employment agreement, discrimination on the basis of his blindness, defamation, and violation of the Federal
Wiretapping Act and the Federal Eavesdropping Act.
The damages sought by Nagel against the Company are for approximately $1,000,000, excluding interest, costs and attorney's fees. The Company believes that it has a meritorious case against Nagel and strong defenses to Nagel's counterclaims. Nonetheless, it is possible that the arbitrators will find in favor of Nagel and against the Company. To date, the Company and Nagel have participated in eight (8) days of arbitration hearings. It is likely that the decision of the arbitrators will be rendered during the fall of 1998.

In a related matter in 1998, Nagel commenced an action in the Supreme Court of the State of New York against Arthur Medici ("Medici"), President of the Company, alleging interference with an employment contract and other claims. The complaint was subsequently removed to United States District Court and dismissed on October 13, 1998.
An amended complaint was filed on October 28, 1998.
The damages sought by Nagel are for approximately $6.2 million. The Board has agreed to indemnify Medici in connection with this action. In the event of an unfavorable decision, the Company's financial position and results of operations would be materially adversely effected.

Other than the foregoing matters, there are no pending or threatened material legal proceedings to which the Company is a party.


Item 4.  Submission of Matters to a Vote of Security Holders

None







                             PART II

Item 5.  Market for Registrant's Common Equity and Related
Stockholder Matters


(a)     Market Information

The Company's Units, Class A Common Stock, Class A
Warrants and Class B Warrants are quoted on the Nasdaq Small Cap Market under the symbols ICCSU,
ICCSA, ICCSW and ICCSZ, respectively. The following table sets forth the high and low closing bid prices of the Company's securities for the periods indicated.
These quotations represent prices between dealers in securities, do not include retail mark-ups, mark-downs or commissions and do not necessarily represent actual transactions. The prices have been adjusted to reflect a 1 for 5 reverse stock split which became effective as of September 25, 1998. The Company's securities commenced trading on January 18, 1995.

Fiscal Years Ended July 31:

                                1997                    1998
                       ---------------------    ---------------------
                         High         Low         High         Low
                       --------     --------    --------     --------
Units
1st Quarter            $48.750      $40.000     $25.000      $ 8.125
2nd Quarter             47.500       15.000      18.125        5.625
3rd Quarter             45.000       25.000      11.250        2.190
4th Quarter             40.625       13.125       4.375        0.625

Class A Common Stock
1st Quarter             28.125       15.000      13.750        5.000
2nd Quarter             23.750       10.313      10.000        4.845
3rd Quarter             21.015       11.565      10.000        1.875
4th Quarter             20.625        6.250       4.690        0.938

Class A Warrants
1st Quarter             14.688        7.500       8.750        0.625
2nd Quarter             17.500        3.125       4.375        0.940
3rd Quarter             15.315        6.250       2.345        0.315
4th Quarter             13.750        3.750       0.940        0.080

Class B Warrants
1st Quarter             12.500        6.250       5.470        0.625
2nd Quarter             12.500        1.875       3.750        0.625
3rd Quarter             14.375        4.375       1.720        0.155
4th Quarter             12.500        2.500       1.250        0.080

(b)     Holders

As of July 31, 1998, there were approximately 160 record holders of the Company's Class A Common Stock, approximately 24 record holders of the Company's Class
B Common Stock, approximately 100 record holders of the Company's Class E-1 and Class E-2 Common Stocks, and approximately 150 record holders of the Company's
Class A and Class B Warrants.

(c)     Dividends

The Company has not paid any cash dividends on its Common Stock and does not intend to declare or pay cash dividends in the foreseeable future. The Company expects that it will retain all available earnings, if any, to finance and expand its business.

Possible Delisting of Units, Class A Common Stock,
Class A Warrants and Class B Warrants from the Nasdaq
Stock Market.

While the Company's Units, Class A Common Stock, Class
A Warrants and Class B Warrants are currently quoted on the Nasdaq SmallCap Market, there can be no assurance that the Company will meet the criteria for continued listing.
Continued inclusion on the Nasdaq SmallCap Market requires that, among other things, the Company have at least $2,000,000 in "net tangible assets" ("net tangible assets" equals total assets less total liabilities and goodwill), or at least $35,000,000 in total market value, or at least $500,000 in net income in two out of its last three fiscal years, as well as at least 500,000 shares in the public float, at least
$1,000,000 in market value of the public float, and a bid price of not less than $1.00 per share for 30 trading days.

If the Company is unable in the future to satisfy the Nasdaq SmallCap Market maintenance requirements, its securities may be delisted from the Nasdaq SmallCap
Market. In such event, trading, if any, in the Units, Class A Common Stock and Warrants would thereafter be conducted in the over-the-counter market in the so called "pink sheets" or the NASD's "Electronic
Bulletin Board." Consequently, the liquidity of the Company's securities could be severely adversely affected, not only in the number of securities which could be bought and sold, but also through delays in the timing of transactions, reduction in security analysts' and media coverage of the Company and lower prices for the Company's securities than might otherwise be attained.

The Nasdaq Stock Market, Inc. ("Nasdaq") notified the
Company by letter dated, May 28, 1998, that the Class
A Common Stock failed to maintain a minimum bid price of $1.00. The Class A Common Stock was subject to being de-listed from The Nasdaq SmallCap Market (the
"SmallCap Market") because the minimum closing bid price of $1.00 had not been sustained for at least ten consecutive trading days. On August 20, 1998, the closing bid price of the Class A Common Stock was $.25 per share on a prereverse split basis ("pre-split"), the Company's public float was approximately 4,720,419 pre-split shares and the market value of such public float was approximately $1.2 million. With the effectiveness of the Company's reverse stock split on September 25, 1998, the Company has maintained the $1.00 minimum bid price requirement of the SmallCap
Market. Nasdaq has notified the Company that it has reviewed the Company's common stock and unit trading history, with respect to the closing bid, and has deemed the Company to be in compliance with the bid price requirement, as of October 8, 1998.

On July 8, 1998, the Company was also notified by Nasdaq that it no longer meets the Nasdaq requirement that it maintain: (i) net tangible assets of $2 million; (ii) a market capitalization of $35 million;
or (iii) net income of $500,000 in two of the most recently completed fiscal year. On July 10, 1998, the Company met with Nasdaq officials to review the Company's plans for achieving compliance, including the Bridge Financing and subsequent equity offerings, and submitted a formal proposal on July 22, 1998 to Nasdaq for achieving compliance (the "Listing
Proposal").  The Listing Proposal indicated that the
Company expected that, with the proceeds of the Bridge
Financing and subsequent equity offerings, it should meet the "net tangible asset" requirement.

On July 21, 1998, the Company was notified that it no longer meets the Nasdaq requirement that it maintain a minimum of two active market makers in the Company's
Class A and Class B Warrants (the "Existing
Warrants"). The Company informed Nasdaq that it believed that the public announcement that the Company intended to engage in a Warrant Exchange Offer had negatively affected the market for the Existing
Warrants.  On October 1, 1998, the Company informed
Nasdaq that it plans to close its Private Placement of Bridge Financing, commence a equity offering and then initiate the Warrant Exchange Offering. Once a
Registration Statement on Form S-4 for the Warrant
Exchange Offer is filed, the Company expects a resumption of an active market.

On October 22, 1998, the Company was notified that it continues to be unable to meet the following two
Nasdaq requirements: 1). (i) net tangible assets of $2 million; (ii) a market capitalization of $35 million;
or (iii) net income of $500,000 in two of the most recently completed fiscal year, and 2). maintain a minimum of two active market makers in the Existing
Warrants. In light of these concerns, the Company was informed by Nasdaq, that it would not be afforded an extension of time in which to achieve compliance.
Accordingly, the securities of the Company would have been delisted from the Nasdaq SmallCap Market, effective with the close of business on October 29, 1998. On October 27, 1998, the Company requested a hearing with Nasdaq, an action which stays the delisting.


Risk of Low-Priced Stock.

If the Company's securities were delisted from Nasdaq they could become subject to Rule 15g-9 under the Securities Exchange Act of 1934, which imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and "accredited investors"
(generally, individuals with net worths in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale.
Consequently, such rule may adversely affect the ability of broker-dealers to sell the Company's securities and may adversely affect the ability of purchasers of the Company's securities to sell any of the securities acquired in the secondary market.

Regulations of the Securities and Exchange Commission
(the "SEC") generally define a "penny stock" to be any non-Nasdaq equity security that has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The foregoing required penny stock restrictions will not apply to the Company's securities if such securities continue to be listed on Nasdaq SmallCap
Market and have certain price and volume information provided on a current and continuing basis or meet certain minimum net tangible assets or average revenue criteria. There can be no assurance that the Company's securities will continue to qualify for exemption from these or modified restrictions. In any event, even if the Company's securities were exempt from such restrictions, it would remain subject to Section
15(b)(6) of the Exchange Act, which gives the Commission the authority to prohibit any person that is engaged in unlawful conduct while participating in a distribution of a penny stock from associating with a broker-dealer or participating in a distribution of a penny stock, if the Commission finds that such a restriction would be in the public interest.

If the Company's securities were subject to the existing or proposed rules on penny stocks, the market liquidity for the Company's securities could be severely adversely affected.

Effect of Outstanding Options and Warrants; Registration Rights.

As of the date of this Form 10-KSB, after giving effect to the issuance of the securities issued in the 1997 Private Placement and the anti-dilution adjustments in the exercise price of the Class A
Warrants and Class B Warrants issued and outstanding or issuable upon the exercise of certain options the Company had outstanding: (i) an aggregate of 942,944 shares of Class A Warrants exercisable for 942,944 additional Class A Common Stock and 942,944 Class B
Warrants; (ii) an aggregate of 1,699,454 Class B
Warrants (including the 942,944 Class B Warrants issued on the exercise of Class A Warrants), exercisable for 1,699,454 shares of Class A Common
Stock; (iii) the Unit Purchase Options issued to D. H.
Blair and its designees in connection with the IPO and the 1997 Private Placement to purchase 31,000 and 112,229 Units, respectively, which Units contain an aggregate of 143,229 shares of Class A Common Stock,
160,016 Class A Warrants and an aggregate of 320,032
Class B Warrants (including 160,016 Class B Warrants underlying the Class A Warrants), such Class A
Warrants and Class B Warrants are exercisable for an aggregate of 480,048 shares of Class A Common Stock;
(iv) options to purchase 1,779,536 shares of Class A
Common Stock under the 1994 Plan as amended, and 4,000 shares of Class A Common Stock under the 1992 Plan;
(v) options to purchase 11,500 shares of Class A
Common Stock, 5,750 shares of Class E-1 Common Stock and 5,750 shares of Class E-2 Common Stock; (vi)
42,063 other warrants (the "Private Placement
Warrants") to purchase 42,063 shares of Class A Common
Stock, 18,825 shares of Class E-1 Common Stock and
18,825 shares of Class E-2 Common Stock; (vii) 88,500
Bridge warrants issuable as of July 31, 1998; (viii)
500,000 other warrants for issuance to
consultants.  The existence of the IPO and Private
Placement Unit Purchase Options, outstanding options and warrants, Class A Warrants, Class B Warrants, and other options and warrants that may be issued by the Company may hinder future financing by the Company.
Further, the holders of such options and warrants may exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company. No prediction can be made as to the effect, if any, that sale of these securities or the availability of such securities for sale without restriction will have on the market prices of the Company's securities prevailing from time to time. Nevertheless, the possibility that substantial amounts of securities may be sold in the public market may adversely affect prevailing market prices for the Company's securities and could impair the Company's ability to raise capital through the sale of its securities.

The Class A Warrants and the Class B Warrants are subject to redemption by the Company at a redemption price of $.25 per Warrant upon not less than 30 days' prior written notice if the closing bid price of the Class A Common Stock shall have averaged in excess of $45.50 and $61.25 per share, respectively as adjusted by the reverse stock split, for 30 consecutive trading days ending within 5 days of the notice. This condition has not been satisfied with respect to any of the Warrants, and the Company does not anticipate that this condition will be met in the foreseeable future. Such redemption of the Warrants could force the holders to exercise such Warrants and pay the exercise prices therefor at a time when it may be disadvantageous for the holders to do so, to sell the Warrants at the then current market price when they might otherwise wish to hold the Warrants, or to accept the redemption price which, at the time the Warrants are called for redemption, is likely to be substantially less than the market value of the Warrants.

In addition, holders of the IPO and Private Placement
Unit Purchase Option and the Private Placement Unit
Purchase Option have registration rights with respect to such option and the underlying securities.
Exercise of the registration rights may involve substantial expense to the Company. Additionally, the Company's other warrants were exercisable through February 10, 2002 at exercise prices of $2.50 to $39.15 per share as adjusted, and contain anti-dilution provisions, demand and "piggy-back" registration rights.

The shares of Class A Common Stock issuable upon exercise of the Class A or Class B Warrants issued or issuable principally in connection with the Company's
IPO and 1997 Private Placement which were registered pursuant to the Company's Registration Statement or Form S-3 which became effective on May 22, 1997 may be resold without restriction provided there is a current prospectus under the Securities Act relating thereto and applicable state securities laws are complied with.

Possible Adverse Effects of Authorization of Preferred Stock;
Anti-Takeover Provisions.

The Company's Certificate of Incorporation authorizes the issuance of 5,000,000 shares of Preferred Stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. The Board has approved the adoption of an anti-takeover device that "will protect shareholders' value" by utilizing the Preferred Stock. Accordingly, the Board of Directors is empowered, without shareholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of the Company's Common
Stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.


Item 6.  Management's Discussion and Analysis of Financial
Condition and Results of Operations

Except for the description of historical facts contained herein, the discussion in this Item 6 contains certain forwardlooking statements within the meaning of the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995 that involve risks and uncertainties, such as the Company's ability to obtain additional financing expected to be required during the fiscal year ending July 31, 1999. The
Company's actual results could differ materially from those discussed herein.

Overview

The Company is a development stage company, engaged in the design, development, and marketing of systems for securing, controlling, delivering and auditing electronic documents and files, primarily over the Internet. The Company believes its technology and methods address critical areas of electronic commerce and is seeking to position itself as an independent third party to authenticate, certify, validate, authorize, and deliver secure transactions for electronic information. From November 18, 1991
(inception) to July 31, 1998, the Company recognized revenues of approximately $629,000 and had an accumulated deficit of approximately $14.3 million.
The Company has continued to operate at a deficit since inception, and it expects to continue to operate at a deficit until such time, if ever, as operations generate sufficient revenues to cover costs. The Company's ability to generate revenues and operate profitably, and to continue as a going concern, is dependent on its ability to market the CommerceSense System it has developed and on it's ability to raise the necessary additional operating funds. The likelihood of the success of the Company must be considered in light of the difficulties and risks inherent in a new business.
There can be no assurance that revenues will increase significantly in the future or that the Company will ever achieve profitable operations.

In June 1998, the Company commenced a private offering
(the "Private Offering") to accredited investors, including officers and directors of the Company, of up to $2,000,000 in aggregate principal amount of Bridge
Units to raise the funds necessary to continue in operation. Each Bridge Unit consists of an unsecured promissory note (the "Bridge Note") and warrants to acquire shares of Class A Common Stock (the "Bridge
Warrants"). There is no minimum level of subscriptions or purchases associated with the sale of the Bridge Units.

The Bridge Notes bear interest at a rate of 10% per annum and are due and payable from the proceeds of a subsequent equity offering no later than the one hundred eightieth (180th) day after the date of issuance of each Bridge Note. The Bridge Notes are unsecured obligations of the Company.

The Bridge Warrants entitle the holder to purchase .3 shares of Class A Common Stock for each $1.00 of principal amount of Bridge Notes purchased at an exercise price of $2.50 per share, at any time or from time to time during the period beginning on the one hundred eightieth (180th) day after the date of issuance of the Bridge Note Unit (the "Commencement
Date"), until the date which is thirty six (36) months thereafter (the "Expiration Date").
However, if more than one year has elapsed since the issuance of the Bridge Warrants and the bid price of the Class A Common Stock exceeds $7.50 per share for ten (10) consecutive trading days. The
Company may accelerate the Expiration Date to a date not less than ten (10) business days after the mailing of notice of such acceleration to each registered holder of the Bridge Units (the "Acceleration
Notice").

The Company anticipates that it will need approximately
$800,000 in additional proceeds from the Bridge Financing or other sources to continue its operations through the end of December
1998. The Company believes that it will secure such amount by mid November 1998. In the event that the Company does not raise necessary amount from the Bridge Financing, it will seek alternative sources of funding, including a private placement of equity securities or one or more strategic venture partners.

As of July 31, 1998, the Company had received and accepted subscription for the purchase of $295,000 of Bridge Units from individual accredited investors. As of October 28, 1998 the Company has received and accepted $595,000 from accredited investors.

The Company has incurred substantial losses since inception and anticipates losses to continue at least through the fiscal year ending July 31, 1999 ("fiscal
1999") as the Company attempts to expand commercial markets for CommerceSense. Although management believes that the Company will be successful in marketing
CommerceSense, there can be no assurance that it will be able to do so or that its present resources or access to additional financing will be adequate, if available at all, to achieve these objectives or to continue as a going concern.

Results of Operations

Fiscal Year Ended July 31, 1998 compared with Fiscal Year Ended July 31, 1997.

For the fiscal year ended July 31, 1998 ("fiscal
1998"), the Company recognized revenues of approximately $20,000; $18,000 from sales generated by CommerceSense and $2,000 from Advanced Imaging, compared to revenues of $17,000 in the fiscal year ended July 31, 1997, ("fiscal 1997"). The Company announced that it had abandoned its operations and support for both Advanced Imaging Systems and it's
CopyRight Metering Systems in the third fiscal quarter, 1998. See "Description of Business."

Research and development ("R & D") for fiscal 1998, decreased from approximately $713,000 in fiscal 1997 to approximately $576,000 in fiscal 1998. In addition, the Company capitalized approximately
$714,000 of software development costs not present in the prior year. The increase in expenses was largely attributable to the Company's focus on the development of the CommerceSenseT System and the corresponding increase in personnel, leading to increased salary, and related costs.

Selling, general and administrative expenses increased from approximately $1,900,000 in fiscal 1997 to $2,307,000 in fiscal 1998. The increase is attributable to an increase in average staffing levels over the fiscal year, leading to increases in salary and related costs.

Write-down of assets for fiscal 1998, decreased from
approximately $507,000 in fiscal 1997 to approximately
$178,000 in fiscal 1998.   For fiscal 1998, the un-
amortized portion of the Visus Technology prepaid license fee and notes receivable from Visus Technology were written off as the Company abandoned operations and support for the Advanced Imaging Systems during the third fiscal quarter of the year. For fiscal
1997, the writedowns were related to equipment previously held for lease, related software development and patent costs.

Interest and investment income decreased from approximately $90,000 in fiscal 1997 to approximately
$87,000 in fiscal 1998. The decrease is due to a decrease in average balances of investment securities for the period.

Interest expense was approximately $31,000 in fiscal
1998 compared to approximately $2,000 in fiscal 1997.
The increase in interest expense is attributable to the financing of a capital lease and debt discount amortization related to Bridge Note Warrants.

The net loss for fiscal 1998 was $2,997,181 compared to $3,068,066 in fiscal 1997. Management believes that losses will continue through fiscal 1999 as the Company is still in the development stage and is in the process of commercializing and marketing its new service.

Liquidity and Capital Resources

The Company has incurred substantial losses since inception. Although no assurance can be given, the Company anticipates that revenues will continue to be generated, although as a result of increased expenses associated with such revenues, losses may increase, or the decrease in losses realized in fiscal 1999 may not be comparable to fiscal 1998. At July 31, 1998, the Company had a negative working capital of approximately ($914,000).
The Company has financed its operations primarily through private placements during fiscal 1994, its initial public offering during fiscal 1995 (the
"IPO"), a private placement in March 1997 and a private placement of Bridge Note Units during fiscal
1998. The Company anticipates losses at least through fiscal 1999, as the Company attempts to expand commercial markets for CommerceSense. The
Company does not have sufficient financial resources to continue its operations beyond November 1998 without obtaining additional financing.
There can be no assurance that the Company will be able to obtain the necessary financing or to generate sufficient revenue to continue its operations and continue as a going concern. Any additional equity financing would be dilutive to stockholders, and debt financing, if available, may contain covenants that might restrict the Company's ability to implement its current objectives.

The report of the Company's independent auditors on the Company's financial statements as of July 31, 1998, and for the years then ended and for the period from November 18, 1991, (inception) to July 31, 1998, contain a paragraph in regard to the substantial doubt of the Company to continue as a going concern.
The Company's ability to increase its revenues and reduce or eliminate losses will be dependent on its success in marketing its CommerceSense service.

The Company has a net operating loss carryforward for tax purposes of approximately $14 million at July
31, 1998, to offset future taxable income for federal tax purposes. The utilization of the loss carryforward to reduce future income taxes will depend on the Company's ability to generate sufficient taxable income prior to the expiration of the net operating loss carryforwards. The carryforward expires from 2007 to 2013. The Internal
Revenue Code of 1986, as amended, contain provisions which limit the use of available net operating loss carryforwards in any given year should significant changes (greater than 50%) in ownership interests occur. Due to the IPO, the net operating loss carryover of approximately $1,900,000 incurred prior to the IPO will be subject to an annual limitation of approximately $400,000 until that portion of the net operating loss is utilized or expires.

Year 2000 Compliance

The Company has commenced implementation of new financial software for internal operating purposes that is Year 2000 ("Y2K") compliant. The Company's
CommerceSenseT service is fully Y2K compliant. Upon completion of the implementation of the new financial software there will be no costs relating to modification of software incurred by the Company.
The Company is in communication with customers and others with which it conducts business to determine the extent to which the Company would be vulnerable to these third parties failure to remediate their own potential year 2000 problems. The inability of the Company or these other significant third parties to adequately address Y2K issues could cause disruption of the Company's operations.


Item 7.     Financial Statements

The response to this item is submitted in a separate section of this report.


Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.






                                 PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Directors and Executive Officers

The directors and executive officers of the Company, along with their respective ages and positions with the Company, are as follows:

Name                          Age            Position
------------------------     ------     ---------------------------------
Richard J. Berman              56       Chairman, Chief Executive Officer
Arthur R. Medici               49       President and Director
Alan N. Alpern                 71       Chief Financial Officer
Robert S. Christie             44       Director
Charles C. Johnston            63       Director

Richard J. Berman   On September 22, 1998, Richard J.
Berman was elected to the Board of Directors and appointed Chairman and Chief Executive Officer of the Company. Previously, Mr. Berman, through American
Acquisition Company, acted as principal in venture capital and real estate, as an advisor in mergers and acquisitions, and as a source of funding for small growth companies. He is also the former Chairman of Prestolite Battery Company, the largest battery producer in Canada which merged with Exide. Prior to 1983, he served as Senior Vice President of Bankers
Trust head of their merger and acquisition department, and as Director of mergers and acquisitions for Norton Simon, Inc.

Arthur R. Medici has been President and Director of the Company since November 1996. From November 1996 to September 1998 he also served as Chief Executive
Officer of the Company.  From August 1994 to December
1996, Mr. Medici was President of the North American division of Derwent Information, Ltd., a producer of international patent abstracts and information formatted for print, CD-ROM and digital online delivery. From November 1990 to August 1994, Mr.
Medici was Senior Vice President at Thomson &
Thomson. Both companies are subsidiaries of The
Thomson Corporation's Intellectual Property Resources
Group.

Alan N. Alpern has been Chief Financial Officer of the Company, which he co-founded, since January 1992 and was also Chairman of the Board from January 1992 until April 1995. From October 1995 until July 1997, he was a Director. Since October 1996, he has been Chief Financial Officer of American Pharmed Labs
Inc., a pharmaceutical company. Subsequent to fiscal year end, Mr. Alpern resigned as Chief Financial
Officer.

Robert S. Christie has been a Director of the Company since March 1997. Mr. Christie, an operations executive with extensive experience in the international real-time information industry and higher education markets, was named President and Chief Executive Officer of Thomson & Thomson
Corporation, a trademark and copyright services and information company, in November 1996. Prior to joining Thomson & Thomson, he was President of the McGraw-Hill College Book Company (1994-1996), and prior to that, Group Vice President for Equity
Information Services at Standard & Poor's Information
Company (1990-1994). Subsequent to fiscal year end, Mr. Christie resigned from the Board.

Charles C. Johnston has been a Director of the Company since October 1996. Mr. Johnston is Chairman of ISI Systems ("ISI"), a subsidiary of Teleglobe of Montreal. Previously he was founder, Chief Executive
Officer and President of ISI prior to its purchase by Teleglobe in November 1989.

During Fiscal 1998, resignations were submitted by former board members Stanley Bielak and Neal B.
Freeman.

All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment.

Other Significant Employees:

The following persons, although not executive officers, make significant business contributions to the Company:

  Michael Cassidy      Executive Vice President - General Manager
  Anthony D'Angelo     Director of Electronic Commerce Services
  Michele Golden       Executive Vice President - Business Development
  David Hubbard        Chief Technology Officer/Vice President of Engineering
  Walter M. Psztur     Vice President - Finance & Administration,
                         Corporate Secretary

Michael Cassidy is a co-founder of ICCSUB and Executive Vice President of the Company. From 1995-
1997, he was director of Business Development for New
Paradigm Software Corporation and provided management oversight for its Electronic Data Interchange (EDI) services. From 1992-1995, he was the Chief Executive
Officer of Greentree Software Inc., a Marlboro, MA software developer. From 1990-1992, he was President of Rivergate Systems, a networked imaging system provider.

Anthony D'Angelo is the Director of Electronic
Commerce Services. He joined the Company in April
1997 as Director of Integration Services from
Standard Motor Products, a $700 million NYSE automotive replacement parts manufacturer and distributor. As an Information System Manager with over 13 years of experience, he was responsible for developing and managing their corporate EDI/EC initiatives and systems for Standard's Canadian, Mid-
West, and Sales divisions.

Michele Golden is a co-founder of ICCSUB and Executive Vice President of the Company. From 1995-
1997, she was president and founder of New Paradigm
Golden-link, an Electronic Data Interchange (EDI) service provider. She served as the U.S. liaison in the Prime Minister's Office of Israel in 1994. From
1992-1994, she was vice president of Business
Development for CIS Corporation, an EDI service bureau. From 1985-1991, she was a commercial real estate broker for Cushman & Wakefield.

David Hubbard was named Chief Technology Officer and
Vice President of Engineering for the Company in April 1997. He has over 16 years of large system design experience, having been responsible as manager and individual contributor for the research and development of corporate software and technology as CTO for Track Data Corp., which provides real-time market data to institutional and individual investors. His leadership in collecting and disseminating valuable electronic information is fortified by his experience with of Internet technologies.

Walter M. Psztur has more than 19 years experience in business and finance. From 1993 - 1997 he was the Assistant Corporate Controller of Standard Motor
Products, a $700 million NYSE automotive replacement parts manufacturer and distributor. Previously he was the Corporate Accounting Manager at Breed
Technologies, Inc., an automotive safety products manufacturer. Mr. Psztur has significant experience in Financial and Operational organizations, systems and procedures.

Directors' Compensation

Directors of the Company do not receive any fixed compensation for serving on the Board. Board members will be reimbursed for all reasonable expenses incurred by them in connection with serving as directors of the Company. Each Director, other than the Chief Executive Officer, is granted a number of non-statutory stock options which vest ratably over time and are exercisable at a price determined on the date of grant.

Compliance with Section 16(a) of the Exchange Act

The Company is reviewing the reporting requirements as it relates to Section 16(a) of the Exchange Act and will take any steps necessary to bring its reporting persons into compliance.


Item 10.  Executive Compensation

The following table sets forth the compensation paid or accrued by the Company for services rendered during the fiscal years ended July 31, 1996, July 31, 1997 and July 31, 1998 to Arthur R. Medici, the Company's
President and former Chief Executive Officer, and the next four highest paid officers whose compensation was more than $100,000 in the years indicated.


Summary Compensation Table

                                                                  Long Term
                            Annual Compensation                   Compensation
                          --------------------------              ------------
                                                       Other
                                                       Annual
Name and                  Fiscal Years                 Compen-
Principal                    Ended                     sation
Position                    July 31,     Salary($)        $       Options(#)
-------------------       ------------   -----------   --------   ------------
Arthur R. Medici              1998       200,000 (1)        -0-           -0-
  President                   1997       102,000            -0-           -0-
                              1996           n/a            n/a           n/a

Thomas H. Lipscomb (2)        1998           n/a            n/a           n/a
  Former CEO and President    1997       145,833            -0-           -0-
                              1996       175,000            -0-           -0-

Alan N. Alpern (3)            1998           -0-        101,500 (1)       -0-
  Chief Financial Officer     1997           -0-        125,000           -0-
                              1996           -0-        125,000           -0-

(1) Accrued compensation aggregating approximately $40,000 for these two officers was in arrears as of July 31, 1998.
(2)  Mr. Lipscomb resigned as President and Chief
     Executive Officer on October 15, 1996.
(3) Mr. Alpern resigned as Chief Financial Officer on September 10, 1998.

Option/SAR Grants

There were no in-the money unexercised Options/SAR
Grants at fiscal year ended July 31, 1998.

Option Exercises

There were no Options/SAR Grants exercised during the fiscal year ended July 31, 1998.

Employment Agreements

The Company entered into an employment agreement as of November 1996 with its President, expiring in July 2000, as amended. The contract required aggregate annual salary of $175,000 to $225,000 and issuance of 14,000
Class B shares, 27,000 Class E-1 and E-2 shares. The shares are forfeited by the stockholder if the terms of the contract are not met. The Company has valued such shares in the amount of approximately $299,000 and is amortizing a compensation charge. The Company expensed approximately $75,000 and $112,000 for the years ended July 31, 1997 and 1998, respectively. In addition, the Company granted 70,000 options to purchase the Company's Class A Common Stock based upon future earning levels of which one-third immediately vested and the remaining two-thirds vest if certain earning levels are met during his employment term.

Effective January 1, 1992, and amended as of October
1994, the Company entered into a consulting agreement with Alan N. Alpern pursuant to which Mr. Alpern devotes more than half of his business time to the Company. Subsequent to fiscal year end Mr. Alpern resigned his position as Chief Financial Officer of the Company. The Company is currently renegotiating this agreement.

Stock Option Plans

Pursuant to the 1994 Stock Option Plan, (the "1994
Plan'') as amended by the Company's stockholders in 1998, the company may grant options to purchase an aggregate of 1,960,000 shares of the Company's Class
A Common Stock. The 1994 Plan provides for the grant to key employees of incentive stock options within the meaning of Section 422 of the Internal Revenue
Code of 1986, and for the grant of non-qualified stock options to eligible executive officers, directors and key employees of the Company. The 1994
Plan, which expires in 2004, is administered by the Board of Directors or a committee designated by the Board of Directors. The purposes of the 1994 Plan are to ensure the retention of existing executive personnel, key employees and consultants of the Company, to attract and retain new executive personnel, key employees and consultants and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Board of Directors or committee in granting options pursuant to the 1994 Plan will be consistent with these purposes.

Options granted under the 1994 Plan may be exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Class A Common
Stock on the date of the grant, except that the term of an incentive stock option granted under the 1994
Plan to a stockholder owning more than 10% of the outstanding Class A Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Class A Common
Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares of which incentive stock options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified stock option. Upon the exercise of an option, payment may be made by cash, check or any other means that the Board or the committee determines. No option may be granted under the 1994
Plan after September 2004. The options are non-transferable during the life of the option holder.

Profit Sharing Plan

In January 1992, the Company adopted a Profit
Sharing Plan, pursuant to which an amount equal to 3.5% of the pretax profit of the Company for each fiscal year will be set aside for the benefit of such employees as are determined by the Board of Directors. No funding was provided through July 31, 1998 as the Company incurred a net loss for the period.


Item 11.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of Common Stock owned beneficially as of the October
20, 1998 by each principal holder, director, each executive officer and all directors and executive officers as a group. Other than as disclosed in the following table and accompanying footnotes, the directors, the named executive officers, and the directors and executive officers as a group did not own any other equity securities of the Company.
Unless otherwise noted, each individual has sole voting and investment power. Fractional shares are rounded to the nearest whole number.



                                Class A             Class B            Redeemable
                            Common Stock (2)      Common Stock      Common Stock (3)
                            -----------------   -----------------   -----------------
                                                                                        % Vote of
Name and Address            Number              Number              Number              of all
of Beneficial Owner (1)     of shares     %     of shares     %     of shares     %     classes
------------------------    ---------   -----   ---------   -----   ---------   -----   ---------
Arthur R. Medici (2)               -      -       14,000     7.2      54,000     9.4      4.6
Alan N. Alpern (2)                 -      -        4,000     2.1           -      -        .8
Charles C. Johnston (2)        9,180      .7           -      -            -      -        .3

All executive officers
and directors as a
group (3 persons)              9,180      .7      18,000     9.3      54,000     9.4      5.7

Voting Trust (4)                   -      -      169,033    87.0     236,326    41.3     41.7
Michele Golden (5)           188,655    14.9           -      -            -      -       6.3
Michael Cassidy (5)          125,770    10.0           -      -            -      -       4.2


(1) Except as otherwise noted, each individual or entity has sole voting and investment power over the securities listed and the address of each beneficial owner is in care of the Company at its principal office at 805 Third Avenue, New York,
    New York 10022.

(2) The Executive officers and directors as a group hold a total of, 271,597 immediately exercisable options to purchase Class A Common Stock, 170,801 of which are "out of the money" at option prices of $2.50 or greater per share and 100,796 of which are "in the money" at option prices of approximately $.26. Mr. Medici holds 50,398 of these options and Mr. Alpern holds 50,398 of these options.

(3) The redeemable common stock includes shares of both Class E-1 Common Stock and Class E-2 Common
    Stock. As of July 31, 1998 the Class E Common
    Stock was no longer convertible into shares of Class A Common Stock. The Class E Common Stock will continue to retain its voting power until March 31, 1999, when all of the shares of the Class E Common Stock will be redeemed pursuant to their terms.

(4) Substantially all of the Class B Common Stock and
    Class E-1 Common Stock and Class E-2 Common Stock beneficially owned by Thomas H. Lipscomb, Alan
    N.  Alpern, and Michael T. Brooks constituting
    20.9%, 2.0% and 16.0% of the vote of all classes of common stock of the Company, respectively, have been deposited in the Voting Trust or are subject to an irrevocable proxy until February of 2000, except in the case of Mr. Brook's shares which are subject to the Company's option to purchase his Class B shares at any time.
    Pursuant to the Voting Trust and irrevocable proxy, the shares will be voted at the direction of a majority of the Company's non-management directors and Mr. Berman, subject to certain exceptions, including the dissolution or liquidation of the Company, certain mergers and sale of all or substantially all of the Company's assets. The shares deposited in the voting trust or irrevocable proxy will be released from the voting trust and irrevocable proxy on the sale of the shares by the beneficiary owner thereof.

(5) The co-founders of ICCSUB, Mr. Cassidy and Ms.
    Golden have Class A Common Stock to be issued, pursuant to the Merger of ICCSUB into the Company effective September 25, 1998. In addition, the co-founders have an aggregate of 130,790 shares of immediately exercisable options to purchase
    Class A Common stock at an option price of approximately $.26.

Voting Trust

Thomas H. Lipscomb (former Chairman of the Board and
President of the Company), and Alan N. Alpern (former
Chief Financial Officer of the Company) have deposited 449,098 substantially all of the shares of Common Stock beneficially owned by them and other members of their families, which includes Class B
Common Stock and Class E Shares of the Company into a voting trust (the "Voting Trust") until February 18,
2000.  As of May 1, 1998, 123,739 shares of Class B
Common Stock were forfeited pursuant to an Escrow
Agreement dated as of September 11, 1992 as amended
September 20, 1994 (the "Escrow Agreement") and such shares will be delivered by the Escrow Agent to the Company which may hold the shares in treasury or cancel the shares. As of June 19, 1998, Michael T.
Brooks has agreed to deposit 80,000 shares of Class B
Common Stock into the Voting Trust. Accordingly, as of June 19, 1998 the shares in the Voting Trust represent 46.5% of the total voting power of the Company. The shares of Common Stock held in the voting trust will be voted at the direction of a majority of the non-management directors of the Company and Richard J. Berman, the Chief Executive
Officer of the Company. The voting trust and the disproportionate vote afforded the Class B Common
Stock could serve to impede or prevent a change of control of the Company. As a result, potential purchasers may be discouraged from seeking to acquire control of the Company through the purchase of Class
A Common Stock, which could have a depressive effect on the price of the Company's securities.

The Company is unable to predict the effect that sales made under Rule 144, or otherwise, may have on the then prevailing market price of the Company's securities although any future sales of substantial amounts of securities pursuant to Rule 144 could adversely affect prevailing market prices.


Item 12.  Certain Relationships and Related Transactions

None


Item 13.  Exhibits, List and Reports on Form 8-K

13 (a)    Exhibits

3.1       Articles of Incorporation
3.2       By-Laws
4.2       Form of Underwriter's Option (1)
4.3       Form of Warrant Agreement (1)
4.5       Escrow agreement, as amended (1)
4.6       Form of warrant expiring February 18, 2002 (1)
9.1       Voting Trust
10.1      1992 Stock Option Plan (1)
10.2      1994 Stock Option Plan (1)
10.3      Employment Agreement with Thomas H. Lipscomb, as amended (1)
10.4      Consulting agreement with Alan N. Alpern, as amended (1)
10.5      Lease for Executive Offices, as supplemented (1)
10.6      License and Option Agreement dated February 9, 1994 between the Registrant and International Typeface Corporation  (1)***
10.7      Employment agreement with Charlton Calhoun III, as amended (1)
10.8      Agreement between International Typeface Corporation and the
           Company dated April 21, 1995 (2)
10.9      Employment Agreement with Arthur R. Medici (3)
10.10     Warrant Agreement, dated February 10, 1997 (4)
10.11     Amendment, dated February 10, 1997, to Warrant Agreement
           dated January  25, 1995 (4)
10.12     Form of Agent's Option (4)
10.13     M/A Agreement Extension (4)
10.14     Agreement with Copyright Clearance Center,
           dated December 12, 1996 (4)**
10.15     Formation and Stock Purchase Agreement, dated as of April 16, 1997 among the Company, Michele Golden and Michael Cassidy (6)
10.16     Notice to Class A and Class B Warrant Holders Regarding
           Anti-dilution Effect of the 1997 Private Placement (5)
10.17     Lease for Executive Offices (7)
11.1      Computation of Net Loss Per Share
27.1      Financial Data Schedule

* Incorporated by reference:

(1)  Incorporated by reference to the Company's
      Registration Statement on Form SB-2 (File no. 33-83940)
(2) Incorporated by reference to the Company's Report on Form 8-K dated April 21, 1995
(3) Incorporated by reference to the Company's Report on Form 8-K dated November 26, 1996
(4) Incorporated by reference to the Company's Report on Form 10-QSB dated January 31, 1997
(5) Incorporated by reference to the Company's Report on Form 8-K dated June 11, 1997
(6) Incorporated by reference to the Company's Report on Form 10-QSB dated April 30, 1997
(7) Incorporated by reference to the Company's Report on Form 10-QSB dated October 31, 1997

** This Document has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. An excised version of the Document is being filed as an exhibit hereto.
***  Confidential treatment has been granted for portions of this Exhibit.


13 (b) Document List

          Independent Auditors' Report

          Financial Statements:

          Consolidated Balance Sheet
           July 31, 1998

          Consolidated Statement of Operations - Years Ended
           July 31, 1998 and 1997, and
           November 18, 1991 (Inception) to July 31, 1998

          Consolidated Statement of Changes in Shareholder Equity - Years Ended
           July 31, 1992; July 31, 1993; July 31, 1994; July 31, 1995
           July 31, 1996; July 31, 1997 and July 31, 1998

          Consolidated Statements of  Cash Flows - Years Ended
           July 31, 1998 and 1997 and
           November 18, 1991 (Inception) through July 31, 1998

13 (b) Reports on Form 8K

          On September 25, 1998, the Company filed a Current Report on Form 8-K.





                               SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             INTERNET COMMERCE CORPORATION
                                             Date:  October 29, 1998
                                             By:    /s/_Arthur R. Medici______
                                                    Arthur R. Medici, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Richard J. Berman______  Chief Executive Officer,      October 29, 1998
Richard J. Berman            Chairman of the Board
                              of Directors
                             (Principal Executive Officer)

/s/Arthur R. Medici________  President & Director          October 29, 1998
Arthur R. Medici

/s/Walter M. Psztur________  V. P. Finance &               October 29, 1998
Walter M. Psztur              Administration
                             (Chief Financial Officer,
                              Principal Accounting
                              Officer & Secretary)

/s/Charles C. Johnston_____  Director                      October 29, 1998
Charles C. Johnston




                                Exhibit Index


Exhibit                                                              Reference
Number                                                               Number
-------                                                              ---------
3.1     Articles of Incorporation                                      3.1
3.2     By-Laws                                                        3.2
4.2     Form of Underwriter's Option (1)                                *
4.3     Form of Warrant Agreement (1)                                   *
4.5     Escrow agreement, as amended (1)                                *
4.6     Form of warrant expiring February 18, 2002 (1)                  *
9.1     Voting Trust                                                   9.1
10.1    1992 Stock Option Plan (1)                                      *
10.2    1994 Stock Option Plan (1)                                      *
10.3    Employment Agreement with Thomas H. Lipscomb, as amended (1)    *
10.4    Consulting agreement with Alan N. Alpern, as amended (1)        *
10.5    Lease for Executive Offices, as supplemented (1)                *
10.6    License and Option Agreement dated February 9, 1994 between
         the Registrant and International Typeface Corporation (1)***   *
10.7    Employment agreement with Charlton Calhoun III, as amended (1)  *
10.8    Agreement between International Typeface Corporation and the
         Company dated April 21, 1995 (2)                               *
10.9    Employment Agreement with Arthur R. Medici (3)                  *
10.10   Warrant Agreement, dated February 10, 1997 (4)                  *
10.11   Amendment, dated February 10, 1997, to Warrant Agreement
         dated January  25, 1995 (4)                                    *
10.12   Form of Agent's Option (4)                                      *
10.13   M/A Agreement Extension (4)                                     *
10.14   Agreement with Copyright Clearance Center, dated
         December 12, 1996 (4)**                                        *
10.15   Formation and Stock Purchase Agreement, dated as of
         April 16, 1997 among the Company, Michele Golden and Michael
         Cassidy (6)                                                    *
10.16   Notice to Class A and Class B Warrant Holders Regarding
         Anti-dilution Effect of the 1997 Private Placement (5)         *
10.17   Lease for Executive Offices (7)                                 *
11.1    Computation of Net Loss Per Share                             11.1
27.1 Financial Data Schedule                                          27.1


* Incorporated by reference:

(1) Incorporated by reference to the Company's Registration Statement on Form SB-2 (File no. 33-83940)
(2) Incorporated by reference to the Company's Report on Form 8-K dated April 21, 1995
(3) Incorporated by reference to the Company's Report on Form 8-K dated November 26, 1996
(4) Incorporated by reference to the Company's Report on Form 10-QSB dated January 31, 1997
(5) Incorporated by reference to the Company's Report on Form 8-K dated June 11, 1997
(6) Incorporated by reference to the Company's Report on Form 10-QSB dated April 30, 1997
(7) Incorporated by reference to the Company's Report on Form 10-QSB dated October 31, 1997

** This Document has been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. An excised version of the Document is being filed as an exhibit hereto.

***  Confidential treatment has been granted for portions of this Exhibit.







                         INTERNET COMMERCE CORPORATION
               (FORMERLY INFOSAFE SYSTEMS, INC. AND SUBSIDIARY)

                         (a development stage company)


                             FINANCIAL STATEMENTS

                                 JULY 31, 1998





                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Internet Commerce Corporation
New York, New York


      We have audited the accompanying consolidated balance sheet of Internet Commerce Corporation (formerly Infosafe Systems, Inc. and subsidiary), (a development stage company) as of July 31, 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the years in the two-year period ended July 31, 1998, and for the period from November 18, 1991 (inception) through July 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of Internet Commerce Corporation as of July 31, 1998, and the consolidated results of its operations and its cash flows for each of the years in the two-year period ended July 31, 1998, and for the period from November 18, 1991 (inception) through July 31, 1998, in conformity with generally accepted accounting principles.

      The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A, the Company is in the development stage, has a negative working capital position and has incurred operating losses since inception which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Richard A. Eisner & Company, LLP

New York, New York
September 23, 1998


With respect to Note A
September 25, 1998


With respect to Note L
October 23, 1998


With respect to Note J [3]
October 28, 1998




                       INTERNET COMMERCE CORPORATION
              (FORMERLY INFOSAFE SYSTEMS, INC. AND SUBSIDIARY)
                       (a development stage company)

                        CONSOLIDATED BALANCE SHEET

                            AS OF JULY 31, 1998



ASSETS

Current assets:
   Cash and cash equivalents                                              $     178,287
   Accounts receivable                                                            7,231
   Prepaid expenses and other assets                                            100,882
                                                                          --------------
      Total current assets                                                      286,400

Fixed assets                                                                    533,188
Software development costs                                                      714,298
Other assets                                                                      1,200
                                                                          --------------
      Total assets                                                        $   1,535,086
                                                                          --------------
                                                                          --------------

LIABILITIES

Current liabilities:
   Accounts payable                                                       $     575,031
   Bridge notes                                                                 232,557
   Capital lease obligation                                                      84,505
   Due to officers                                                               39,792
   Accrued expenses                                                             268,854
                                                                          --------------
      Total current liabilities                                               1,200,739

Capital lease obligation - less current portion                                 196,887
                                                                          --------------

      Total liabilities                                                       1,397,626
                                                                          --------------

Commitments and contingencies

Redeemable Common Stock                                                           5,729



STOCKHOLDERS' EQUITY

Common stock:
   Class A - par value $.01 per share, 40,000,000 shares authorized,
    one vote per share; 947,951 shares issued and outstanding                     9,480
   Class B - par value $.01 per share, 2,000,000 shares authorized,
    six votes per share; 194,397 shares issued and outstanding                    1,944
Additional paid-in capital                                                   14,532,208
Notes receivable                                                               (112,500)
Deficit accumulated during development stage                                (14,299,401)
                                                                          --------------
      Total stockholders' equity                                                131,731
                                                                          --------------

      Total liabilities and stockholders' equity                          $   1,535,086
                                                                          --------------
                                                                          --------------
                                                                          --------------


See independent auditors' report and notes to consolidated financial statements





                       INTERNET COMMERCE CORPORATION
              (FORMERLY INFOSAFE SYSTEMS, INC. AND SUBSIDIARY)
                       (a development stage company)

                   CONSOLIDATED STATEMENTS OF OPERATIONS



                                                    For the Year Ended               Period From
                                                          July 31,                 November 18, 1991
                                               -----------------------------     (Inception) through
                                                    1997            1998            July 31, 1998
                                               -------------    ------------     --------------------
Revenue:

   License fees                                                                  $      350,000

   Services                                    $                $     17,481             17,481

   Other                                             17,323            2,000            261,163
   --------------------------------------------------------------------------------------------------
      Total                                          17,323           19,481            628,644
   --------------------------------------------------------------------------------------------------


Expenses:

   Cost of revenue (including amortization
    of software development costs of
    $41,363 for the year ended July 31,
    1997 and $75 for the year ended
    July 31, 1998, and $137,001
    for the period November 18, 1991
    (inception) through July 31, 1998)               53,634           11,315            256,714

   Research and development                         713,442          575,802          3,300,838

   Selling, general and administrative            1,900,758        2,307,382          9,959,176

   Write-down of assets                             507,356          177,735          1,155,091
   --------------------------------------------------------------------------------------------------
      Total                                       3,175,190        3,072,234         14,671,819
   --------------------------------------------------------------------------------------------------
Operating (loss)                                 (3,157,867)      (3,052,753)       (14,043,175)
   --------------------------------------------------------------------------------------------------
Interest and investment income                       90,448           86,613            572,236

Settlement expense                                                                     (394,828)

Minority interest                                     1,000                               1,000

Interest expense                                     (1,647)         (31,041)          (426,234)
   --------------------------------------------------------------------------------------------------
NET (LOSS)                                     $ (3,068,066)    $ (2,997,181)    $  (14,291,001)
   --------------------------------------------------------------------------------------------------
BASIC AND DILUTED (LOSS) PER COMMON SHARE      $      (3.61)    $      (2.79)
   ---------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
 OUTSTANDING - BASIC AND DILUTED (LOSS)
 PER SHARE                                          849,980        1,075,718
   ___________________________________________________________________________


See independent auditors' report and notes to consolidated financial statements



                        INTERNET COMMERCE CORPORATION
               (FORMERLY INFOSAFE SYSTEMS, INC. AND SUBSIDIARY)
                        (a development stage company)

         Consolidated Statements of Changes in Stockholders' Equity
   For the Period from November 18, 1991 (Inception) through July 31, 1998


                                                                                        Unreal-
                                                                                        ized
                                                                                        Gain
                                                                          (Deficit)     (loss) on
               Class A           Class B                                  Accumulated   Market-     Total            Redeemable
             Common Stock      Common Stock     Additional                During the    able        Stock-          Common Stock
           ----------------- ----------------   Paid-in      Note         Development   Secur-      holders'     ---------------
           Shares    Amount  Shares    Amount   Capital      Receivable   Stage         ities       Equity       Shares   Amount
           ---------------------------------------------------------------------------------------------------------------------
Issuance
 of common
 stock on
 January
 8, 1992
 at
 $.007412
 per share                      20,180 $   21   $       129                                         $       150
Issuance
 of common
 stock on
 January
 8, 1992
 at
 $.007412
 per share
 (includ-
 ing ser-
 vices
 rendered)                   1,479,807  1,540         9,460                                              11,000
Rent con-
 tributed
 by stock-
 holder
 from
 March 1,
 1992 to
 July 31,
 1992                                                 5,000                                               5,000
Costs as-
 sociated
 with sale
 of pre-
 ferred
 shares                                              (2,500)                                             (2,500)
Net (loss)                                                                $   (149,580)                (149,580)

-----------------------------------------------------------------------------------------------------------------------------------
Balance as
 at July
 31, 1992                    1,499,987  1,561        12,089                   (149,580)                (135,930)
Issuance
 of shares
 from
 November
 1992 to
 June 1993
 at $4.00
 per share   378,125 $ 3,781                      1,508,719                                           1,512,500
Costs as-
 sociated
 with
 sales of
 common
 shares
 from
 November
 1992 to
 June 1993                                         (271,725)                                          (271,725)
Warrants
 issued as
 compensa-
 tion at
 $.04 per
 warrant                                             20,000                                             20,000
Warrants
 issued
 with debt                                              500                                                500
Dividends
 on pre-
 ferred
 shares                                                                        (11,250)                (11,250)
Net (loss)                                                                  (1,113,454)             (1,113,454)

-----------------------------------------------------------------------------------------------------------------------------------
Balance at
 July 31,
 1993        378,125   3,781 1,499,987  1,561     1,269,583                 (1,274,284)                    641
Issuance
 of shares
 in
 September
 1993 at
 $4.00 per
 share       137,500   1,375                        548,625                                            550,000
Costs as-
 sociated
 with sale
 of common
 shares in
 September
 1993                                               (78,733)                                           (78,733)
Dividends
 on pre-
 ferred
 shares                                                                         (6,150)                 (6,150)
Shares is-
 sued for
 services
 in
 December
 1993 and
 March
 1994 at
 $4.60 per
 share         9,750      98                         44,752                                            44,850
Shares is-
 sued as
 compensa-
 tion in
 July 1994
 at $4.60
 per share    12,500     125                         57,375                                            57,500
Transfer
 of shares     5,000      50   (5,000)    (5)           (45)
Net (loss)                                                                    (837,357)              (837,357)
Stock di-
 vidend on
 Class A
 and
 Class B
 common
 stock                                              (20,378)                                          (20,378)  2,037,862  $20,378
Stock
 to be
 issued to
 holders
 of pre-
 ferred
 shares,
 options
 and
 warrants                                            (6,568)                                           (6,568)    656,882    6,568

-----------------------------------------------------------------------------------------------------------------------------------
Balance as
 at July
 31, 1994    542,875   5,429 1,494,987  1,556     1,814,611                 (2,117,791)              (296,195)  2,694,744   26,946
Warrants
 issued
 with debt
 in
 September
 1994                                                75,000                                            75,000
Issuance
 of shares
 in
 January
 and
 February
 1995 at
 $5.00 per
 share     1,782,500  17,825                      8,894,675                                          8,912,500
Cost as-
 sociated
 with sale
 of common
 shares in
 January
 and
 February
 1995                                            (1,693,447)                                        (1,693,447)
Warrants
 issued for
 compensa-
 tion                                                54,186                                             54,186
Shares is-
 sued and
 cancella-
 tion of
 accrued
 dividends
 in
 settlement
 with pre-
 ferred
 stock-
 holder in
 July 1995    40,038     400                         49,600                      9,000                  59,000
Exercise
 of
 warrants
 in July
 1995         55,500     555                         27,195                                             27,750          30
Net (loss)                                                                  (2,628,783)             (2,628,783)
Unrealized
 gain on
 market-
 able se-
 curities                                                                                90,320         90,320

-----------------------------------------------------------------------------------------------------------------------------------
Balance as
 at July
 31, 1995  2,420,913  24,209 1,494,987  1,556     9,221,820                 (4,737,574)  90,320      4,600,331   2,694,774   26,946
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 August
 1995          8,000      80   (8,000)    (8)           (72)
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 October
 1995         12,000     120  (12,000)   (12)          (108)
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 November
 1995          5,937      59   (5,937)    (6)           (53)
Warrants
 exercised
 in
 November
 1995        275,000   2,750                        134,750                                            137,500
Stock
 options
 exercised
 in
 January
 1996          5,000      50                         19,950                                             20,000
Stock
 options
 exercised
 April
 1996          5,000      50                         19,950                                             20,000
Warrants
 exercised
 in April
 1996          3,125      31                          7,782                                              7,813
Warrants
 issued
 for
 settle-
 ment in
 June 1996                                          168,750                                            168,750
Stock
 options
 exercised
 in June
 1996         30,833     308                        123,024                                            123,332
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 June 1996   123,221   1,232 (123,221)  (123)        (1,109)
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 July 1996    19,520     196  (19,520)   (20)          (176)
Shares
 canceled                                                74                                                74       (7,500)     (74)
Net (loss)                                                                  (3,496,580)            (3,496,580)
Unrealized
 (loss) on
 market-
 able se-
 curities                                                                                 (84,768)    (84,768)

-----------------------------------------------------------------------------------------------------------------------------------
Balance as
 at July,
 31, 1996  2,908,549  29,085 1,326,309  1,387     9,694,582                 (8,234,154)     5,552   1,496,452    2,687,274   26,872
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 August
 1996         16,760     167  (16,760)   (17)          (150)
Stock
 options
 exercised
 in
 September
 1996         15,000     150                         59,850                                            60,000
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 November
 1996          3,760      38   (3,760)    (4)          (34)
Capital
 contri-
 bution of
 officers
 deferred
 salaries
 in
 January
 1997                                              145,784                                             145,784
Shares
 issuable
 with
 employ-
 ment
 contract
 of
 November
 1996                           70,000     70       71,873                                              71,943      270,000   2,700
Shares
 issued
 as com-
 pensation
 in
 November
 1996 at
 $3.87 per
 share         6,968      70                        26,930                                              27,000
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 December
 1996          3,223      32   (3,223)    (3)          (29)
Issuance
 of shares
 in
 February
 through
 April
 1997 at
 $3.15 per
 share     1,603,260  16,034                     5,033,966                                           5,050,000
Cost as-
 sociated
 with sale
 of common
 stock in
 February
 through
 April
 1997                                             (884,766)                                           (884,766)
Exercise
 of
 warrants
 in June
 1997         63,681     636                        27,864                                              28,500
Exercise
 of
 warrants
 in July
 1997         99,218     992                          (992)
Shares
 canceled                                              930                                                 930     (93,000)   (930)
Net (loss)                                                                  (3,068,066)             (3,068,066)
Unrealized
 gain on
 market-
 able se-
 curities                                                                                   3,376        3,376
--------------------------------------------------------------------------------------------------------------------------------
Balance
 as at
 July 31,
 1997      4,720,419  47,204 1,372,566  1,433   14,175,808                 (11,302,220)     8,928    2,931,153    2,864,274   28,642
--------------------------------------------------------------------------------------------------------------------------------

Issuance
 of common
 stock on
 June 19,
 1998 at
 $.28125
 per share                     400,000    400      112,100 ($112,500)
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 May 1998      9,669      97    (9,669)    (9)         (88)
Class B
 common
 stock
 exchanged
 for Class
 A common
 stock in
 June 1998     9,669      97    (9,669)    (9)         (88)
Amortiza-
 tion of
 value of
 B Shares
 - employ-
 ment con-
 tract of
 November
 1996                                              111,971                                              111,971
Escrow
 shares
 canceled                     (781,244)  (781)         781
Fair value
 of war-
 rants on
 bridge
 note
 financing                                          71,803                                              71,803
Net (loss)                                                                  (2,997,181)             (2,997,181)
Unrealized
 (loss) on
 market-
 able sec-
 urities                                                                                    (8,928)     (8,928)
-------------------------------------------------------------------------------------------------------------------------------
Balance as
 at July
 31, 1998
 - before
 reverse
 stock
 split     4,739,757 $47,398   971,984 $1,034  $14,472,287  ($112,500)    ($14,299,401)                108,818    2,864,274 $28,642
-----------------------------------------------------------------------------------------------------------------------------------

Adjust-
 ment for
 reverse
 stock
 split    (3,791,806)(37,918) (777,587)   910       59,921                                              22,913   (2,291,420 (22,913)
-----------------------------------------------------------------------------------------------------------------------------------
Balance
 as at
 July 31,
 1998
 - after
 reverse
 stock
 split       947,951 $ 9,480   194,397 $1,944  $14,532,208  ($112,500)    ($14,299,401)               $131,731      572,854$ 5,729
----------------------------------------------------------------------------------------------------------------------------------


See independent auditors' report and notes to consolidated financial statements


                          INTERNET COMMERCE CORPORATION
               (FORMERLY INFOSAFE SYSTEMS, INC. AND SUBSIDIARY)
                          (a development stage company)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                              Period From
                                                       For the Year Ended July 31,         November 18, 1991
                                                     --------------------------------       (Inception) to
                                                          1997             1998              July 31, 1998
                                                     --------------   ---------------      -----------------
Cash flows from operating activities
 Net (loss)                                          $ (3,068,066)     $ (2,997,181)       $ (14,291,001)
 Adjustments to reconcile net (loss) to net cash
  (used in) operating activities:
    Depreciation and amortization                         156,853           135,621              843,690
    Loss on disposal of equipment held for lease              682                                    682
    Services contributed by stockholder                                                          138,240
    Write-down assets                                     507,356           177,735            1,155,091
    Common stock and warrants issued for
     compensation and settlement                          101,643           111,971              436,550
    Contribution of capital by employees/
     stockholders                                         145,784                                145,784
    Amortization of debt discount                                             8,413                8,413
    Minority interest                                      (1,000)                                (1,000)
    (Increase) decrease in:
       Accounts receivable, prepaid expenses and
        other assets                                     (166,445)           65,688             (175,678)
    Increase (decrease) in:
       Accounts payable, notes payable,
        accrued expenses                                   83,888           534,584              884,631
       Due to stockholders                                (56,163)          (60,000)
    -----------------------------------------------------------------------------------------------------
          Net cash (used in) operating activities      (2,295,468)       (2,023,169)         (10,854,598)
    -----------------------------------------------------------------------------------------------------

Cash flows from investing activities:
 Equipment held for lease                                                                       (794,773)
 Capitalization of software development costs                              (714,373)            (921,188)
 Purchases of fixed assets                                (32,332)         (435,896)            (935,233)
 Purchases of marketable securities                    (2,640,017)         (778,745)         (16,083,295)
 Sales of marketable securities                         1,052,626         3,268,762           16,083,295
 Patents, copyrights and trademarks                                                              (84,631)
    -----------------------------------------------------------------------------------------------------
          Net cash provided by (used in) investing
           activities                                  (1,619,723)        1,339,748           (2,735,825)
    -----------------------------------------------------------------------------------------------------

Cash flows from financing acitivies:
 Proceeds from issuance of common stock                 5,050,000                             16,075,260
 Costs in connection with sale of common stock           (884,766)                            (2,912,671)
 Proceeds from issuance of Series A convertible
  redeemable preferred stock                                                                     125,000
 Redemption of Series A cumulative convertible
  preferred stock                                                                                (75,000)
 Payment of dividends                                                                             (8,400)
 Proceeds from financing lease                                              312,639              340,715
 Payment of financing lease                                (9,329)          (41,611)             (59,330)
 Payment of purchase agreement                            (15,000)          (70,000)            (212,840)
 Proceeds from subordinated debenture                                                            100,000
 Payment of subordinated debenture                                                              (100,000)
 Exercise of warrants and options                          88,500                                424,895
 Proceeds from bridge loan                                                  295,000            1,795,000
 Payment of bridge loan                                                                       (1,500,000)
 Proceeds from loan payable                                27,180                                 27,180
 Payment of loan payable                                                    (27,180)             (27,180)
 Payment of deferred financing costs                                                            (224,919)
 Repayment of loan from stockholder
 Capital contribution from minority stockholder             1,000                                  1,000
    -----------------------------------------------------------------------------------------------------
          Net cash provided by financing
           activities                                   4,257,585           468,848           13,768,710
    -----------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash
 equivalents                                              342,394          (214,573)             178,287

Cash and cash equivalents, beginning of year.              50,466           392,860
    -----------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year.              $    392,860     $     178,287       $      178,287
    -----------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------

Supplemental schedule of noncash financing
 activities:
   Stock dividend on Class A and Class B
    common shares                                                                          $      20,378
   Stock to be issued to holders of preferred
    shares, options and warrants                                                                   6,568
   Notes receivable in exchange for common stock                      $     112,500
   Debt discount in connection with bridge loan                              71,803              146,803
   Financing of Design Palette                                                                   227,840
   Class A common stock issued in settlement
    with preferred stockholder                                                                    50,000

Supplemental disclosure of cash flow information:
 Cash paid for interest during the period            $      1,647      $     21,681              106,733



See independent auditors' report and notes to consolidated financial statements







         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE A - THE COMPANY:

     Internet Commerce Corporation (the "Company" or "ICC"), formerly Infosafe Systems, Inc., is engaged in the design, development, and marketing of systems for securing, controlling, delivering and auditing electronic documents, and files primarily over the Internet. The Company believes its technology and methods address critical areas of electronic commerce and is seeking to position itself as an independent third party to authenticate, certify, validate, authorize and deliver secure transactions for electronic information.

     The Company initially developed a hardware-based distribution system, which it abandoned during the fiscal year ended July 31, 1997. In the third fiscal quarter ended
April 30, 1998, the Company abandoned its operations and support for its advanced imaging system products and its electronic vending system for on-demand authorization to photocopy copyrighted material, known as the CopyRight Metering System. This action was taken due to the Company's inability to generate sufficient revenue from these products or to achieve any significant market penetration, its need to conserve cash resources, and its decision to accelerate the development and marketing of Internet-based products and services for the electronic commerce ("EC") marketplace.

     The Company launched the CommerceSense(TM) system for corporations and their trading partners during the third quarter ended April 30, 1998. CommerceSense was designed to provide a cost-effective alternative to Value Added Network
(VANs) for traditional Electronic Data Interchange ("EDI") users and new EC participants. The system can be accessed using a standard Web browser or virtually any other communications protocol. The Company is seeking to raise additional financing to accelerate the commercial introduction and marketing of its EDI/EC secure services.

     Subsequent to fiscal year end, effective September 25, 1998, the Company merged its majority owned subsidiary ("ICCSUB" or the "subsidiary") into the Company. The merged Company was then renamed "Internet Commerce Corporation". In addition, the Company completed a 1 for 5 reverse stock split (the "stock split"). The stock split has been reflected in the Company's consolidated balance sheet and consolidated statement of operations, adjusted in the consolidated statements of changes in stockholders equity and notes to consolidated financial statements. The three minority holders of the 16.7% of the shares of common stock of ICCSUB not already owned by the Company will receive, in exchange for each of such shares, 16.72474 shares of Class A Common Stock.

     The Company has incurred substantial losses since inception, and anticipates losses to continue as the Company attempts to market and develop its service. The Company has a negative working capital position, and is actively pursuing long-term and short-term financing which may include debt and equity financing. Although management believes that the Company will be successful in developing and marketing its service as well as obtaining the necessary financing, there can be no assurance that it will be able to do so. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     [1] Principles of consolidation:

     The accompanying consolidated financial statements include the accounts of the Company and it's 83.3% owned subsidiary.
All significant intercompany accounts and transactions have been eliminated in consolidation.

     [2] Revenue recognition:

     The Company accounts for its revenues in accordance with Statement of Position 97-2 ("SOP 97-2"), "Software Revenue Recognition", issued by the American Institute of Certified Public Accountants. SOP 97-2 provides guidance on applying generally accepted accounting principles in recognizing revenue on software transactions.

     The Company's revenues are derived from services which include subscription fees, implementation fees and consulting fees. Subscription fees are for use of the Company's service and are recognized over the service period. Implementation fees are generally billed in the period the new customer is activated. Consulting fees are recognized as services are performed.

     [3]  Depreciation and amortization:

     Office and technology equipment, software, and furniture and fixtures are stated at cost and are depreciated on the straight-line method over three to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of the lease or the estimated useful life of the asset.

     [4]  Software development costs:

     Costs related to the conceptual formulation and design of software are expensed as research and development. Certain software development costs incurred during the fiscal year were capitalized. A detailed product and program design had been completed and the Company established that the necessary skills, hardware, and software technology were available to the Company to produce the product. The completeness of the detail program design and its consistency with the product design have been confirmed. The detail program design has been reviewed for high risk development issues and any uncertainties related to identified highrisk development issues have been resolved through coding and testing. Capitalized software costs are amortized over a maximum of three years or the expected life of the product, whichever is less.

     [5]  Loss per share of common stock:

     The Company calculates its loss per share under the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS 128 requires dual presentation of "basic" and "diluted" loss per share on the face of the statement of operations. In accordance with SFAS 128, which was adopted by the company in 1998 and retroactively applied in 1997, basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of shares of common stock outstanding during each period. No effect has been given to Class E-1 shares and Class E-2 shares, options or warrants in the diluted computation as their effect would be antidilutive.

     [6]  Income taxes:

     The Company accounts for income taxes in accordance with Statement of Accounting Standards No. 109, "Accounting for
Income Taxes" ("SFAS 109"). SFAS 109 measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. The resulting asset was fully reserved since management is unable to conclude that it is more likely than not that the benefit will be realized.

     [7]  Statement of cash flows:

     For purposes of the statement of cash flows, the Company considers all highly liquid cash investments purchased with an original maturity of three months or less to be cash equivalents.

     [8]  Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     [9]  Impairment of long-lived assets:

     The Company adopted SFAS 121, "Accounting for Long-Lived
Assets and for Long-Lived Assets to be Disposed Of" during the year ended July 31, 1997. SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable assets and goodwill related to those assets. During the year ended July 31, 1997, the Company wrote down its software development costs, patents and trademarks, copyrights and equipment previously held for lease in aggregate of $ 507,356 and during the year ended July 31, 1998, the Company wrote down its prepaid licensing fee, notes receivable and equipment previously held for lease in the aggregate of $177,735. Since inception the Company has written off $1,155,091 of long-lived assets.

      [10] Stock-based compensation:

      The Company accounts for its stock-based compensation plans under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." The Financial Accounting Standards Board issued SFAS 123, "Accounting for Stock-Based Compensation."
SFAS 123 established a fairvalue-based method of accounting for stock-based compensation plans. The Company has adopted the disclosure requirements of SFAS 123 and has presented the proforma effects on net loss and loss per share of common stock as if SFAS 123 had been adopted, as well as certain other information.

     [11] Recently issued accounting pronouncements:

     In June 1997, the Financial Accounting Standards Board issued SFAS 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income is defined as the change in equity of a business enterprise during a period, resulting from transactions and other events and circumstances from nonowner sources. The Company is reviewing the impact of adopting SFAS 130, which will be effective for the Company for the year ending July 31, 1999.



NOTE C - PREPAID AND OTHER ASSETS:

     Prepaid and other assets consist of the following:

          Prepaid insurance              $ 46,756
          Prepaid expenses and other       54,126
                                         --------
                              Total      $100,882
                                         --------
                                         --------


NOTE D  - FIXED ASSETS:

     Fixed assets consist of the following:

          Office and technology equipment (including
           capital lease of $312,639)                   $761,102
          Furniture and fixtures                          91,196
          Office software                                 56,385
          Leasehold improvements                          31,044
                                                        --------
                                             Total       939,727

          Less accumulated depreciation                  406,539
                                                        --------
                                             Total      $533,188
                                                        --------
                                                        --------


NOTE E - ACCRUED EXPENSES:

     Accrued expenses consist of the following:

          Legal and professional fees              $ 35,000
          Rent                                       98,095
          Other                                     135,759
                                                   --------
                                       Total       $268,854
                                                   --------
                                                   --------


NOTE F - REDEEMABLE COMMON STOCK:

     As of July 31, 1998, the Company failed to achieve the specified earnings levels or bid prices and accordingly the Class E Common Stock is no longer convertible into shares of Class A Common Stock. The Class E Common Stock will continue to retain its voting power until March 31, 1999, when all of the shares of the Class E Common Stock will be redeemed pursuant to their terms.

               1)  Class E-1 par value $.01 per share
                   2,000,000 shares authorized, one vote per share; 286,427 shares issued and to be issued redemption value $.0005 per share

               2)  Class E-2 par value $.01 per share
                   2,000,000 shares authorized, one vote per share; 286,427 shares issued and to be issued redemption value $.0005 per share



NOTE G - STOCKHOLDERS' EQUITY:

     [1]  Common shares:

     Class A Common Stock and Class B Common Stock are identical in all respects except Class A Common Stock has one vote per share and Class B Common Stock has six votes per share.
The Class A Common Stock and Class B Common Stock vote together as a single class on all matters on which stockholders may vote, except when class voting may be required by applicable law.

     Holders of Class A Common Stock are entitled to receive such dividends, together with the holders of Class B Common Stock, pro rata based on the number of shares held, when, as and if declared by the Board of Directors, from funds legally available therefor, subject to the rights of holders of any outstanding Preferred Stock. In the event of the liquidation, dissolution or winding up of the affairs of the Company, all assets and funds of the Company remaining after the payment of all debts and other liabilities, subject to the rights of the holders of any outstanding Preferred Stock, shall be distributed, pro rata, among the holders of the Class A Common Stock and Class B Common Stock.

     [2]  Preferred stock:

     The Company has five million shares authorized with a par value of $.01, and as of July 31, 1998, no shares have been issued.

     [3] As of July 31, 1998 the Company had the following common stock warrants outstanding or issuable:

                            Number of          Exercise    Expiration
                            Shares             Price       Date
                            --------------     --------    ------------------
Miscellaneous                 3,750            $12.50      September 10, 1998

Class A                     942,944 (a)(b)     $29.10      February 18, 2002

Class B                     756,510 (b)        $39.15      February 18, 2002

Bridge Warrants Issuable     88,500 (c)        $ 2.50      June 30, to July
                                                            16, 2001

          (a)  Upon exercise, holder is entitled to
               one share of Class A Common Stock and one share of Class B Warrant.

          (b)  Class A and Class B Warrants are
               redeemable at $.25 per warrant under certain conditions.

          (c)  The Bridge Warrants entitle the holder to purchase
               .3 shares of Class A Common Stock for each $1.00 of principal amount of Bridge Notes purchased at an exercise price of $2.50 per share, for a period of from six months after the date of issuance of the Bridge Note Unit, until the date which is three years thereafter. Under certain circumstances the Company may accelerate the Expiration Date.

     [4]  Stock option plan:

1994 Stock Option Plan before amendment:

     In August 1994, the Company adopted a 1994 Stock Option Plan (the "Plan") under which incentive stock options and nonqualified stock options may be granted to purchase the Company's Class A
Common Stock through 2004. The number of shares of Class A
Common Stock reserved for issuance under the plan was 400,000, excluding the assumption of the ICCSUB Plan, as of July 31, 1998. Options are to be granted at a price not less than the fair market value of the Company's Class A shares on the date of grant. There were 152,600 outstanding options to purchase Class A Common Shares under this plan for the year ended July 31, 1998. Options to purchase 79,264 Class A
Common Shares were exercisable as of July 31, 1998. The
Company had 247,400 options reserved for future issuance under the Plan as of July 31, 1998. Subsequent to fiscal year end the plan was amended. (See 1994 Stock Option Plan, as amended with assumption of the ICCSUB Plan)

1992 Stock Option Plan

     The Company's 1992 Stock Option Plan was terminated upon adoption of the 1994 Plan. Options to purchase 4,000 Class A
Common Shares previously granted under the 1992 Plan are outstanding and exercisable as of July 31, 1998.

1997 ICCSUB Stock Option Plan:

     In May 1997, ICCSUB adopted a 1997 Incentive and Non-Qualified Stock Option Plan under which options may be granted to purchase ICCSUB Common Stock. The number of shares reserved for issuance under the Plan is 350,000.
There were 317,500 outstanding ICCSUB options to purchase ICCSUB Class A Common Shares under this plan for the year ended July 31, 1998. Options to purchase 40,835 ICCSUB Class A Common Shares were exercisable as of July 31, 1998. Such options were granted at the estimated market value of the Common Stock at the time of grant. Subsequent to fiscal year end, the ICCSUB Stock Option Plan became part of the Company's 1994 Stock Option Plan as amended. (See 1994 Stock Option Plan, as amended with assumption of the ICCSUB Plan)

1994 Stock Option Plan as amended:

     Subsequent to fiscal year end, the 1994 Stock Option Plan was amended. The number of authorized shares was increased to 1,960,000 to accommodate the assumption of the ICCSUB 1997 Stock Option Plan and to issue an amount of options to its employees and directors which exceeded the number of options previously available.

     There were 1,224,054 outstanding options to purchase Class A
Common Shares under this amended plan for the year ended July
31, 1998. Options to purchase 233,612 Class A Common Shares were exercisable as of July 31, 1998. The Company had 735,946 shares reserved for future issuance under the Plan as of July
31, 1998. During two separate Board of Directors Meetings held subsequent to fiscal year end, the Company granted options to purchase a total of 555,482 shares of Class A Common Stock to directors and employees. The Company had 180,464 options reserved for future issuance under the Plan as of October 1, 1998.

Underwriter Warrants:

     The underwriter for the Company's initial public offering was granted an option to purchase 31,000 shares of Class A Common Stock, 34,633 Class A Warrants and 34,633 Class B Warrants. The option was exercisable on January 17, 1996 and expires on February 18, 2002 at an exercise price of $33.75 per share of Class A Common Stock, $.50 per Class A Warrant and $.25 per Class B Warrant.

     The underwriter for the Company's 1997 private placement were issued warrants to purchase 112,229 shares of Class A
Common Stock, 125,383 Class A Warrants and 125,383 Class B
Warrants.  Each Class A Warrant is exercisable until February
18, 2002 to purchase one share of Class A Common Stock and one Class B Warrant at an exercise price which was equal to $32.50 per share. Each Class B Warrant is exercisable until February
18, 2002 to purchase one share of Class A Common Stock at an exercise price which was equal to $41.25 per share.

     The Company applies APB Opinion 25 and related interpretations in accounting for its options. Accordingly, no compensation cost has been recognized for its employee stock option grants. Had the compensation cost for the Company's stock options grants been determined based on the fair value at the grant dates for awards consistent with the method of SFAS 123, the Company's net loss and loss per share would have increased the pro forma amounts indicated below:

                                                 JULY 31,
                                           1997           1998
                                      -------------  -------------
Net Loss              As reported     $ (3,068,066)  $ (2,997,181)
                      Pro forma       $ (3,808,530)  $ (3,245,320)

Net Loss Per Share    As reported     $      (3.61)  $      (2.79)
                      Pro forma       $      (4.48)  $      (3.02)

The resulting effect on pro forma net loss and net loss per share disclosed for the year ended July 31, 1997 and July 31, 1998 is not likely to be representative of the effects on net loss and net loss per share on a pro forma basis in future years, because the year ended July 31, 1997 and July 31, 1998 pro forma results include the impact of only two and three years, respectively, of grants and related vesting, while subsequent years will include additional grants and vesting.

A summary of the status of the Company's 1994 and 1992 Stock
Option Plans as of July 31, 1997 and 1998, and changes during the years ending on those dates is presented below:


(Shares in thousands)
                               1997                           1998
                     -------------------------     -------------------------
Options              Shares   Weighted-Average     Shares   Weighted-Average
                              Exercise Price                Exercise Price
-----------------    ------   ----------------     ------   ----------------
Outstanding at
beginning of year    147.8         $23.30           183.8         $21.83

Granted               94.0         $20.12            44.0         $10.03

Exercised             (3.0)        $20.00

Forfeited            (55.0)        $22.95           (71.2)        $19.33

Outstanding at
end of year          183.8         $21.83           156.6         $19.65

Options exercisable
at year-end           88.4         $23.73            83.3         $19.82
exercisable at


The following table summarizes information about stock options outstanding as of July 31, 1998:


(Shares in thousands)
                        Options Outstanding               Options Exercisable
                ------------------------------------    ------------------------
                              Weighted-
                Shares        Average      Weighted-     Shares        Weighted-
Range of        Outstanding   Remaining    Average       Exercisable   Average
Exercise        as of         Contractual  Exercise      as of         Exercise
Prices          07/31/98      Life         Price         07/31/98      Price
-------------   -----------   -----------  ---------     -----------   ---------
$9.38             9           9.0 years    $ 9.38         3.0          $ 9.38
$17.50-$25.00   147.6         8.1 years    $20.28        80.3          $20.21

                156.6         8.1 years    $19.65        83.3          $19.82


     The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 1997 and 1998: dividend yield of zero (0%) percent, expected volatility of eighty-two (82%) for 1997 and ninety-two (92%) percent for 1998, weighted average risk-free interest rate of 5.99% for 1997 and 5.90% for 1998 and expected life of three years. The weighted average fair value at date of grant for options granted during the years ended July 31, 1997 and July
31, 1998 was $11.76 and $6.15 per option, respectively.

     [5]  Note Receivable:

     The Company holds a promissory note for $112,500 at an interest rate of 10%. The maturity date is December 31, 1998. The note was received in connection with the sale of 80,000 shares of Class B Common Stock to an existing shareholder.


NOTE H - INCOME TAXES:

     [1]  Federal income taxes:

     The Company has a net operating loss carryforward for tax purposes of approximately $14 million as of July 31, 1998.
This carryforward expires from 2007 to 2013. Certain development stage expenses have been capitalized for tax purposes and are being amortized over a sixty-month period beginning on September 1, 1993.

     The Internal Revenue Code and Income Tax Regulations contain provisions which limit the use of available net operating loss carryforwards in any given year should significant changes (greater than 50%) in ownership interests occur. Due to the initial public offering, the net operating loss carryover of approximately $1,900,000 incurred prior to the initial public offering will be subject to an annual limitation of approximately $400,000 until that portion of the net operating loss is utilized or expires.

     [2]  Deferred income taxes:

     The principal components of deferred tax assets, liabilities and the valuation allowance are as follows:

                                               July 31, 1998
                                               -------------
  Deferred tax assets:
    Accrued expenses                            $    61,000
    Write-down of assets                            408,000
    Federal, state and local net
     operating loss carryforwards                 6,695,000
                                                ------------
                                       Total      7,164,000
                                                ------------

  Less deferred tax liabilities:
    Capitalized software
     development costs                             (336,000)
    Depreciation                                    (33,000)
                                                ------------
                                       Total       (369,000)
                                                ------------
    Net Asset                                     6,795,000

    Valuation allowance                          (6,795,000)
                                                ------------
    Net deferred tax asset                      $   - 0 -
                                                ------------


The Company's effective tax rate varied from the statutory federal income tax rate as follows:

                                                       July 31,
                                                  -----------------
                                                   1997      1998
                                                  -------   -------
   Expected tax rate (benefit)                    (34.0)%   (34.0)%
  Increase in taxes resulting from:
    Non deductable items                           - 0 -%     1.0 %
  Increase in Valuation allowance                  34.0 %    33.0 %
                                                  -------   -------
       Effective tax rate                          - 0 -%    - 0 -%
                                                  -------   -------


NOTE I - COMMITMENTS:

    [1]  Employment and consulting agreements:

    (a) The Company entered into an employment agreement as of November 1996 with its President, expiring in July 2000, as amended. The contract required aggregate annual salary of $175,000 to $225,000 and issuance of 14,000 Class B shares, 27,000 Class
E-1 and E-2 shares. The shares are forfeited by the stockholder if the terms of the contract are not met. The
Company has valued such shares in the amount of approximately
$299,000 and is amortizing a compensation charge. The Company expensed approximately $75,000 and $112,000 for the years ended
July 31, 1997 and 1998, respectively. In addition, the Company granted 70,000 options to purchase the Company's Class A Stock based upon future earning levels of which one-third immediately vested and the remaining two-thirds vest if certain earning levels are met during his employment.

     (b) The Company has employment agreements with six other employees expiring from April to July 2000. The agreements require aggregate annual payment of $630,000 per year. The
Company has a consulting agreement with one individual expiring in January 2000. The Company is currently renegotiating this agreement.

     (c) The Company entered into an employment agreement as of September 1998, with its Chairman and Chief Executive
Officer.  The contract requires annual salary of $180,000.
For the first six months, the salary will accrue and be paid in equivalent shares of Class A Common Stock at the market value on March 15, 1999. On or about March 16, 1999, the
Board of Directors will conduct a review and determine method of compensation from that date forward.

     [2]  Profit sharing plan:

     During January 1992, the Company adopted a Profit Sharing Plan, whereby an amount equal to 3.5% of the pretax profit of the Company for each fiscal year shall be set aside for the benefit of employees. No funding was provided through July 31, 1998.

     [3]  Bridge Notes:

     The Company has $295,000 of Bridge Notes outstanding as of July 31, 1998 at an interest rate of 10%. As of July 31,
1998, the accrued interest was $947. The Bridge Notes are for the Private Placement of Bridge financing the Company is undergoing. The Company has commenced a private offering of up to $2,000,000 in aggregate principal amount Bridge Notes to raise the funds necessary to continue in operation.

     In conjunction with the Bridge Notes issued, the Company granted Bridge Warrants to purchase .3 shares of Class A Common Stock for each $1.00 of principal amount of Bridge Notes purchased at an exercise price of $2.50 per share. The Company valued these warrants using the BlackScholes pricing model at $71,803, which are being treated as debt discount and amortized over the period of the loan.


     [4]  Capital Lease:

     The Company entered into a leasing agreement for computer equipment. The lease requires 39 monthly payments of $10,464 through May 2001 with an interest rate of 13%. The outstanding balance as of July 31, 1998 was $281,392. The Company capitalized the equipment at an asset value of approximately $312,000. The Company has provided a letter of credit in the amount of $37,500 for the equipment.


Future minimum capitalized lease payments as of July 31, 1998 are as follows:


    Year ending July 31,
    --------------------
          1999                               $ 125,572
          2000                                 125,572
          2001                                 104,643
                                             ---------
                                               355,787
    Amount representing imputed interest        74,395
                                             ---------
    Present value of future minimum
     lease payments                            281,392
     Less current maturities                    84,505
                                             ---------
    Long-term capital lease                  $ 196,887
                                             ---------

     [5]  Operating Lease:

     The Company entered into a lease agreement on January 1, 1998 for new offices and research facilities for seven years. The
Company has provided an $85,000 irrevocable letter of credit to the landlord as required in the lease agreement. The
Company also rents storage facilities on a month to month basis. Aggregate rent expense was approximately $163,000 and $205,000 for the years ended July 31, 1997 and July 31, 1998, respectively.

Future minimum rental payments at July 31, 1998 are as follows:

        Year ending July 31,
        --------------------
                1999                              $  185,510
                2000                                 185,510
                2001                                 185,510
                2002                                 185,510
                2003                                 185,510
                Thereafter                           278,264
                                                  ----------
                Total                             $1,205,814
                                                  ----------

NOTE J - CONTINGENCIES:

     [1] The Company commenced an arbitration against its former Vice President and Director of Technology, Robert Nagel ("Nagel"), on May 29, 1997 for fraud, breach of his employment contract, breach of the duties of obedience and loyalty and misappropriation of corporate opportunity. Nagel denied the claims and served a counterclaim alleging breach of the employment agreement, discrimination on the basis of his blindness, defamation, and violation of the Federal Wiretapping Act and the Federal Eavesdropping Act. The damages sought by Nagel against the Company are for approximately $1,000,000, excluding interest, costs and attorney's fees. The Company believes that it has a meritorious case against Nagel and strong defenses to Nagel's counterclaims. Nonetheless, it is possible that the arbitrators will find in favor of Nagel and against the Company. To date, the Company and Nagel have participated in eight (8) days of arbitration hearings. It is likely that the decision of the arbitrators will be rendered during the fall of 1998. Other than the foregoing matter, there are no pending or threatened material legal proceedings to which the Company is a party.

     [2]  On October 15, 1996, Mr. Thomas Lipscomb, the former
President and Chief Executive Officer of the Company, informed the Board of Directors that he was tendering his resignation as President and Chief Executive Officer, effective upon the Board of Directors appointing his successor. Such successor, Mr. Arthur R. Medici, was appointed as President and Chief Executive Officer by the Board on December 17, 1996. Subsequently, on July 17, 1997, the Company received correspondence from counsel to Thomas Lipscomb, notifying the Company that Mr. Lipscomb had terminated his services under his Employment and Consulting Agreement ("Agreement"), dated as of January 1, 1992, as thereafter amended. By such letter, Mr. Lipscomb also demanded to be paid certain amounts allegedly due under the Agreement. The Company does not believe Mr. Lipscomb's claims under the agreement are meritorious and so informed counsel for Mr. Lipscomb. No estimate can be made as no formal claim has been filed.

     [3] In a related matter in 1998, Nagel commenced an action in the Supreme Court of the State of New York against Arthur
Medici ("Medici"), President of the Company, alleging interference with an employment contract and other claims. The complaint was subsequently removed to United States District Court and dismissed on October 13, 1998. An amended complaint was filed on October 28, 1998. The damages sought by Nagel are for approximately $6.2 million. The Board has agreed to indemnify Medici in connection with this action. In the event of an unfavorable decision, the Company's financial position and results of operations would be materially adversely effected.


NOTE K - YEAR 2000 COMPLIANCE (UNAUDITED):

The Company has commenced implementation of new financial software for internal operating purposes that is Year 2000
("Y2K") compliant. The Company's CommerceSenseT service is fully Y2K compliant. Upon completion of the implementation of the new financial software there will be no costs relating to modification of software incurred by the Company. The Company is in communication with customers and others with which it conducts business to determine the extent to which the Company would be vulnerable to these third parties failure to remediate their own potential year 2000 problems. The inability of the Company or these other significant third parties to adequately address Y2K issues could cause disruption of the Company's operations.


NOTE L - SUBSEQUENT EVENTS:

Subsequent to fiscal year end the Company has raised an additional $300,000 of Bridge Financing. In connection to the Bridge Notes issued subsequent to year end, 90,000 Bridge
Warrants to purchase Class A Common Stock have become issuable.
The Company has also issued an additional $150,000 of Notes Payable, accruing interest at 10% per annum, $100,000 of which is from family members of an officer of the Company and $50,000 from an unaffiliated party. The notes are due on October 31, 1998.



Exhibit 3    Certificate of Inc.


   CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
                  INCORPORATION OF INFOSAFE SYSTEMS, INC.


     Infosafe Systems, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

     1. The present name of the Corporation is Infosafe Systems, Inc. and its original certificate of incorporation was filed with the office of the Secretary of the State of Delaware on November 18, 1991.

     2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the "Board") and by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class in accordance with Sections 228, 242 and 245 of the DGCL.

     3. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation amends the certificate of incorporation of the Corporation, as heretofore amended (the "Certificate of Incorporation").

     4. Upon the filing (the "Effective Time") of this Certificate of Amendment to the Certificate of Incorporation pursuant to the DGCL, the number of authorized shares of the Corporation's Class A Common Stock shall be 40,000,000, Class B Common Stock 2,000,000, Class E-1 Common Stock 2,000,000, Class E-2 Common Stock 2,000,00, and Preferred Stock 5,000,000.

     5. The text of the Certificate of Incorporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article as follows:

     FIRST:     The name of the corporation is

                Internet Commerce Corporation

     6. The text of the Certificate of Incorporation is hereby amended by striking out Article Fourth, Sections I and III in their entirety and replacing in lieu of said Sections of Article Fourth as follows:


     FOURTH:

     I.    Capital Stock; Reverse Stock Split.

           (1) The aggregate number of shares which the Corporation shall have authority to issue is Fifty One Million (51,000,000) shares, consisting of (i) Forty Million (40,000,000) shares of Class A Common Stock, $.01 par value per share; (ii) Two Million (2,000,000) shares of Class B Common Stock, $.01 par value per share; (iii) Two Million (2,000,000) shares of Class E-1 Common Stock, $.01 par value per share; (iv) Two Million (2,000,000) shares of Class E-2 Common Stock, $.01 par value per share; and
(v) Five Million (5,000,000) shares of preferred stock, $.01 par value per share.

           (2) As of the Consent Effective Date ("Reverse Split Date"), each five (5) shares of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock then issued and outstanding was, without any further action on the part of the Corporation or any stockholder, automatically changed and reclassified into one share of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock, as the case may be, and from and after the Reverse Split Date each certificate which theretofore represented any five (5) shares of the then issued and outstanding Class A Common Stock, Class B Common Stock, Class E-
1 Common Stock, or Class E-2 Common Stock shall automatically be deemed to represent one share of Class A Common Stock, Class B Common Stock, Class E-
1 Common Stock, or Class E-2 Common Stock, as the case may be (the "Reverse Stock Split").

           (3) No fractional shares of Common Stock shall be issued in connectionwith the Reverse Stock Split and each holder of shares shall be entitled to receive an amount equal to the fair value of any fractional interests with respect to the shares of Common Stock.


                             *              *             *


     III. Preferred Stock. The Board of Directors of the Corporation is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series designated by the Board of Directors pursuant to this Section III.

     A.    Series of Preferred Stock

           i. Designation of Series of Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof, to provide for, designate and issue, out of the 5,000,000 authorized but undesignated and unissued shares of Preferred Stock, one or more series of Preferred Stock, subject to the terms and conditions set forth herein. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

               (1) the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

               (2) whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

               (3) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock or any other class or any other series of this class;

               (4) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

               (5) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

               (6) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

               (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and condition or exchange;

               (8) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

               (9) the conditions or restrictions, if any, to be effective while any shares of such series are outstanding upon the creation of indebtedness of the Corporation upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

               (10) any other powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.

          The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated as any one or more series of Preferred Stock pursuant to this Paragraph (A)(1).


     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be executed this 23rd day of September, 1998.


                                   INFOSAFE SYSTEMS, INC.


                                   By:  /s/Walter M. Psztur_____
                                        Walter M. Psztur
                                        Corporate Secretary

    EX-3.(ii)
   Articles




                                 ARTICLE IX
                                   OFFICERS

     Section 1. Number and Qualifications. The officers of the Corporation shall include Chairman of the Board, Vice Chairman of the Board,
President, Chief Executive Officer, Chief Operating Officer, Chief
Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer,
and one or more Assistant Secretaries and Assistant Treasurers.   The
Chairman of the Board of Directors shall be chosen by the Board of Directors at its first meeting after the annual meeting of the stockholders. The remaining officers of the Corporation shall be chosen by the Executive Committee from time to time and at its first meeting after the annual meeting of the stockholders.

     Section 2. The offices of President, Vice-President, Secretary and Treasurer need not be a members of the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary. When all the issued and outstanding stock of the Corporation is owned by one person, such person may hold all or any combination of offices.

     Section 3. The Executive Committee may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Executive Committee.

     Section 4. Compensation. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 5. Term. The officers of the Corporation shall hold office until their successors are chosen and qualify. The Chairman of the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any officer elected or appointed by the Executive Committee may be removed at any time by the affirmative vote
of a majority of the Executive Committee.   Any vacancy in the office of
Chairman of the Board of Directors shall be filled by the Board of Directors. Any vacancy occurring in any other office of the Corporation shall be filled by the Executive Committee.

     Section 6. The Chairman of the Board. The Chairman of the Board of Directors, when present, shall preside at all meeting of stockholders and Directors. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 7. The Chairman of the Executive Committee. The Chairman of the Executive Committee, when present, shall preside at all meetings of stockholders and Directors. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 8. The Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 9. The Chief Executive Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     Section 10. The Chief Operating Officer. The Chief Operating Officer shall be responsible to the Board of Directors for the formulation and presentation to the Board of the financial and business policies of the corporation and programs for the implementation thereof by the appropriate executives of the Corporation. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 11. The Chief Operating Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     Section 12. The Vice-Chairman of the Board of Directors. The Vice-Chairman of the Board of Directors, in the absence of the Chairman, shall preside at all meetings of stockholders and Directors. He shall perform such other duties as are provided herein and as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 13. The President. The President shall handle general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     Section 14. The President may execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     Section 15.    The Chief Financial Officer.   The Chief Financial Officer
shall handle the general and active management of the financial affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     Section 16. The Chief Financial Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

     Section 17. The Chief Marketing Officer. The Chief Marketing Officer shall handle the general and active management of the marketing, sales and strategic plans of the Corporation, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 18. The Chief Technology Officer. The Chief Technology Officer shall handle the general and active management of the research, development and engineering affairs of the Corporation, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 19.    The Vice-President.   The Vice-President or, if there shall
be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President and the Chief Operating Officer, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 20. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall have the custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

     Section 21. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 22. The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     Section 23. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

     Section 24. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

     Section 25. The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.










      EX-9
                        VOTING TRUST AGREEMENT



DATE:       _______ __, 1997

PARTIES:    Arthur R. Medici, William N. Walker, Frank
            Schwab, Jr. and Charles C. Johnston and their successors or additional Trustees appointed pursuant to this Agreement ("Trustees"); and

            The owners and holders of Common Stock of Infosafe
            Systems, Inc., who are listed and whose signatures appear on Exhibit A attached hereto (collectively, "Shareholders").

RECITALS:   (A)  The Shareholders beneficially own and hold
            an aggregate of 2,245,490 shares of Class A Common
            Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock (collectively, the
            "Common Stock") of Infosafe Systems, Inc.
            ("Company"), as set forth in Exhibit A attached hereto.

            (B) As a condition to the bridge financing and public offering (the "Public Offering") pursuant to the letter of intent dated January 9, 1997 between the Company and D.H. Blair Investment Banking Corp., the Shareholders have agreed to deposit the shares of Common Stock beneficially owned by them in a voting trust and give to the Trustees, as agents and attorney-in-fact for each Shareholder, such irrevocable powers as are set forth under the terms and conditions of this Voting Trust Agreement ("Agreement").

AGREEMENTS:

     The parties hereto mutually agree as follows:

     1.   Transfer of Shares to Trustees.

          (a) The Shareholders hereby assign and transfer to Trustees 2,245,490 shares of the Common Stock ("Shares") of the Company, which Shareholders beneficially own. The ownership of the Shares by the Shareholders is set forth on Exhibit A attached hereto. The Shareholders, respectively, have properly endorsed or shall properly endorse to the Trustees, the stock certificates for such 2,245,490 Shares; the Trustees shall deliver to the Shareholders in exchange for such Shares, voting trust certificates substantially in the form attached hereto as Exhibit
B. The Shares represented by the stock certificates so deposited by the Shareholders ("Shares Deposited") shall be transferred upon the books of the Company to the name of the Trustees and the Trustees are hereby authorized and empowered to cause such transfers to be made. During the term of this Agreement, the Trustees shall possess the legal title to the Shares Deposited. The Trustees shall be entitled to exercise all rights of every kind and nature, arising under the Shares Deposited, including, but not limited to, the right to vote in person or by proxy and execute consents with respect to any or all of the Shares Deposited on all matters which may properly be voted on by stockholders of the Company, except for the following matters, as to which the Voting Trustees shall vote the Shares Deposited in accordance with the direction received from each of the Shareholders with respect to the Shares Deposited by such
Shareholders:  (i) dissolution or liquidation of the Company,
(ii) merger or consolidation of the Company (other than a merger or consolidation in which the Common Stock holders receive securities of the surviving corporation having substantially similar rights to the Common Stock, and stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the surviving corporation immediately thereafter), or (iii) the sale of all, or substantially all, of the assets.

          (b) The Trustees may vote in favor of the election of themselves as directors and officers of the Company and on, and in favor of, the ratification and approval of the acts of themselves as directors and officers in the general conduct of the business and affairs of the Company.

     2.   Appointment of Proxy Holder and Grant of Proxy.

          (a) Each Shareholder, respectively, hereby appoints the Trustees to act as the proxy of such respective Shareholder, and grants the Trustees the power to vote cumulatively or otherwise, any and all Shares set opposite the Shareholder's respective name and signature on Exhibit A hereto, to the extent any of such Shares are not deposited in the voting trust, and any additional Shares acquired subsequent to the date hereof at any annual or special meeting of stockholders of the Company, or any adjournment or adjournments thereof at which the Shares would be entitled to vote.

          (b) This Proxy is coupled with an interest and is irrevocable, except as specifically hereinafter set forth.

          (c) The Trustees may vote the Shares subject to this Agreement in favor of the election of themselves as directors of the Company and of, and in favor of, the ratification and approval of the acts of themselves as directors and officers in the general conduct of the business and affairs of the Company.

     3.   Dividends and Distributions.

     The holders of Voting Trust Certificates issued by the Trustees shall be entitled to receive payments of all dividends and other distributions with respect to the Common Stock, other than (i) dividends or distributions consisting of voting stock shares of capital stock of the Company with respect to the Shares Deposited. Upon the declaration of any dividend, other than (i) dividends consisting of voting stock or (ii) distributions of or conversions into additional voting shares of capital stock of the Company by the Company with respect to the Shares Deposited, the qqa Trustees shall distribute or cause all such dividends or other distributions to be distributed by the Company to the Shareholders of the Shares Deposited pursuant to this Agreement. Any dividends or other distributions consisting of (i) voting stock or (ii) distributions of or conversions into additional voting shares of capital stock of the Company shall be subject to the terms of this Agreement on the same basis as the respective Shares on which such dividends were declared.

     4.   Term.

          The term of this Agreement shall commence on the date first above set forth and continue until the earlier of:

          (a) 5:00 p.m., New York time, on the third anniversary of the effective date of the Public Offering; or

          (b) the first anniversary of the date hereof, if the public offering referred to in (a) has not been closed by such date.

     At the end of the term as set forth in subparagraphs 4(a) or
(b) above, the Trustees shall deliver the Certificates for the Shares Deposited to the respective Shareholders as their respective sole property.

     5.   Restrictions on Transfer.

          (a) The voting trust certificates issued by the Voting Trustees may be transferred on the books of the Voting Trustees upon the surrender of any and all certificates, properly indorsed by the registered holders. The voting trust certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder. No transfer of the voting trust certificates shall be made except in accordance with an applicable exemption to registration hereunder. Every transferee of a voting trust certificate shall by the acceptance of such certificate become a party to this Voting Trust Agreement with the same effect as though an original party to this Voting Trust Agreement and shall be included within the meaning of the term "Shareholders" whenever used herein.

          As a condition of permitting any transfer or delivery of stock certificates or voting trust certificates, the Trustees may require the payment of any stamp tax or other governmental charge in connection with such transfer.

          (b) Any Shareholder, on ten (10) days' prior written notice to the Trustees, accompanied by the Voting Trust Certificate therefor, may withdraw from the Shares Deposited any or all of the shares of Common Stock of the Company represented by such voting trust certificate, which the Shareholder intends and is permitted to sell in accordance with the Act pursuant to the exemption under Rule 144, provided such sales are to third parties who are not affiliated or associated with, and are not relatives of, the Shareholder. The Shareholder shall notify the Trustees of any such sale and the Trustees shall in a timely manner deliver a certificate for the Shares sold by the Shareholder free of the legend required by the terms of this Agreement. Any such released stock may not be voted by the Shareholder but only by the permitted transferee of such stock from the Shareholder and the Trustees shall retain the right to vote such Shares until the sale. Any released shares which are not sold as permitted by this Section 5 within thirty (30) days of the release shall be deemed redeposited by the Shareholder with the Trustees. The Shareholder shall return the certificate(s) representing all Shares withdrawn in accordance herewith and not sold and the Trustees shall provide a new Voting Trust Certificate for all Shares Deposited which remain deposited following such withdrawal.

          (c) All certificates representing the Shares subject to this Agreement shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE
               ARE SUBJECT TO THE TERMS OF A VOTING TRUST
               AGREEMENT, DATED AS OF ______________, 1997, A
               COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE OFFICES OF THE COMPANY.

     6.   Dissolution of the Company.

     In the event of dissolution or liquidation of the Company during the term of this Agreement, in such manner as to entitle the holders of shares of any class of its stock to liquidating dividends or distributions in respect thereof, the Trustees shall cause all such liquidating or dividends or distributions to be distributed by the Company pro rata to the holders of voting trust certificates for the Shares Deposited hereunder.

     7.   Merger of the Company.

     In the event of a merger or consolidation involving the Company, the securities or other proceeds of any such merger or consolidation payable to the Shareholder other than distributions consisting of voting stock, which shall be held by the Trustees on the same basis as the respective Shares in respect of which the distributions are made, shall be distributed pro rata to the holders of the voting trust certificates in accordance with the number of Shares Deposited hereunder.

     8.   Compensation of Trustees.

     The Trustees shall not be entitled to any compensation for acting as Trustees.

     9.   Liability of Trustees.

     The Trustees shall not be liable to any Shareholders or any other persons for, and each of the Shareholders hereby releases each Trustee from, any loss, liability or claim by reason of any matters relating to or arising out of the Trustees serving as Trustees hereunder, or any action taken as Trustee hereunder except to the extent any of the foregoing shall result from such Trustee's own willful misfeasance or his own bad faith. In no event shall any Trustee be liable for any misfeasance or non-feasance of any attorney, auditor, appraiser, accountant, agent, or employee, or of any of the other Trustees. The Trustees are hereby authorized and empowered to construe this Agreement and their construction made in good faith shall be binding upon the Shareholders and other parties interested.

     10.  The Trustees.

     Any of the Trustees may at any time resign by mailing to the Company at its principal office at 342 Madison Avenue, New York, New York 10017, his written resignation to take effect ten (10) days thereafter or upon the prior written acceptance thereof by the Company or some later date specified in such notice.

     11.  Successor and Additional Trustees.

     In the event any of the Trustees shall cease to be an "Independent Director", or in the case of Arthur R. Medici, Mr. Medici shall cease to be President and Chief Executive Officer of the Company, then such person shall cease to be a Trustee. Any person elected after the date hereof as an Independent Director shall upon execution of an instrument agreeing to be bound by this Agreement become a Trustee hereunder with the same force and effect as though originally named herein. As used herein, "Independent Director" shall mean a director who is not an officer or employee of the Company and has not previously served as an officer or employee of the Company.

     12.  Deposits of Additional Shares.

     From time to time after execution hereof, the Trustees may receive deposits of any additional certificates representing fully paid and non-assessable shares of common or other general voting stock of the Company upon the terms and under the conditions of this Agreement and, in respect of all such deposits so received, the Trustees shall issue and deliver Voting Trust Certificates in the form specified herein in accordance with the provisions of this Agreement. Any (i) dividends or distributions consisting of voting stock or (ii) distributions of or conversions into additional voting shares with respect to the Shares Deposited shall be issued in the name of the Trustees as additional deposits hereunder and the Trustees shall issue additional Voting Trust Certificates therefor.

     13.  Acts of Trustees.

          (a) The Trustees may act at a meeting, including telephonic meetings, or act by a written instrument, without a meeting, signed by the requisite number of Trustees. All actions to be taken by the Trustees hereunder shall be a approved by the vote or consent of a majority of the Trustees.

          (b) The Trustees may vote or may act in person or by proxy. The Trustees may vote by proxy at any meeting of shareholders of the Company. Any such proxy or consent shall be executed by the requisite number of Trustees required for approval of such action as set forth in Section 13 (a).

     14.  Trustees' Relation with the Company.

     The Trustees may act as, and receive compensation as, directors, officers (in the case of Mr. Medici) or agents of the Company, or members of any committee of the Company, or of any controlled, subsidiary, or affiliated entity of the Company, or be otherwise associated therewith. Additionally, the Trustees or any firm of which he may be a member, or any corporation or association of which he may be a stockholder, director, or officer, or any such firm, corporation or association in which he may be otherwise directly or indirectly interested, may, to the extent permitted by law and without liability in any way or under any circumstances by reason thereof, contract with the Company or with any controlled, affiliated, or subsidiary entity, or be or become pecuniarily interested in any matter or transaction to which the Company, or any controlled, affiliated, or subsidiary entity of the Company, may in any way be concerned, as fully as though he were not a Trustee.

     15.  No Security for Performance.

     The Trustees shall not be required to give any bond or security for the discharge of their duties.

     16.  Counterparts.

     This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same Agreement.

     17. Notices. All notices hereunder shall be in writing and delivered personally or-sent by registered or certified mail, postage prepaid.

     If to Shareholder: at his address shown on the books and records of the Company

     If to the Trustee:  c/o the address of the Company

     Either party may change the address to which notices are to be sent to it by giving 10 days written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered in person, then such notice shall be effective immediately; if mailed, then 72 hours after deposit, postage prepaid.

     18.  Shareholder's Grant.

     By their respective signatures below, each of the Shareholders expressly grant to the Trustees all of the rights set forth herein, subject to the terms of this Agreement.

     19.  Trustees' Acceptance.

     The Trustees, by signing this Agreement or a counterpart thereof, accepts the trust herein created.
Executed the day and year first above written.

AGREED AND ACCEPTED:

TRUSTEES

/s/_______________________________
Arthur R. Medici, President and
Chief Executive Officer

/s/_______________________________
William N. Walker, Director

/s/_______________________________
Frank Schwab, Jr., Director

/s/_______________________________
Charles C. Johnston, Director

SHAREHOLDERS:

/s/______________________________       /s/______________________________
Thomas H. Lipscomb                      Dilyara T. Timergazina

/s/______________________________       /s/______________________________
Peter S. Lipscomb                       Thomas V. Alpern

/s/______________________________       /s/______________________________
Adrienne Voorhis                        Laura A. Zimerman

/s/______________________________
Alan N. Alpern

                                           EXHIBIT A


                                 B SHARES
                        -----------------------------
                                   NON       TOTAL      E-1       E-2        TOTAL                 TOTAL
                        ESCROW    ESCROW    B SHARES   VOTING    VOTING     E VOTING  A VOTING     SHARES
                        -------   -------   ---------  -------   -------    --------  --------   ---------
THOMAS H. LIPSCOMB      427,410   385,716     813,126   410,312   410,312    820,624          -   1,633,750
PETER S. LIPSCOMB        21,020    19,338      40,358    20,179    20,179     40,358          -      80,716
ADRIENNE VOORHIS         21,020    19,338      40,358    20,179    20,179     40,358          -      80,716

    TOTAL LIPSCOMB      469,450   424,392     893,842   450,670   450,670    901,340          -   1,795,182
                        -------   -------   ---------   -------   -------   --------   --------   ---------

ALAN N. ALPERN           94,591    20,773     115,364    87,682    87,682    175,364          -     290,728
DILYARA T. TIMERGAZINA   18,218         -      18,218    17,488    17,488     34,976          -      53,194
THOMAS V. ALPERN         18,218         -      18,218    17,488    17,488     34,976          -      53,194
LAURA A. ZIMERMAN        18,218         -      18,218    17,488    17,488     34,976          -      53,194
                        -------   -------   ---------   -------   -------  ---------   --------   ---------

    TOTAL ALPERN        149,244    20,773     170,017   140,146   140,146    280,292          -     450,309
                        -------   -------   ---------   -------   -------  ---------   --------   ---------
    TOTAL LIPSCOMB
      & ALPERN          618,693   445,165   1,063,858   590,816   590,816  1,181,632          -   2,245,490
                        -------   -------   ---------   -------   -------  ---------   --------   ---------


                                  EXHIBIT B

                          VOTING TRUST CERTIFICATE

     Certificate No.          Number of Shares

                           INFOSAFE SYSTEMS, INC.
                           a Delaware corporation


     This certifies that ____________________ ("Depositor") is entitled to all of the benefits arising from the deposit with the Trustee, under the Voting Trust Agreement hereinafter mentioned, of certificate(s) for shares of the capital stock of INFOSAFE SYSTEMS, INC., a Delaware corporation (the "Company") as provided in the Voting Trust Agreement, dated as of _____________, 1997, among _______________________ and their successors or additional persons who may be appointed as Trustees, as Trustees, Depositor and the holders of Common Stock of the Company who are listed on Exhibit A thereto (together with the Depositor, the "Shareholders") (the "Voting Trust Agreement"), and subject to the terms and conditions thereof. The registered holder or his or her permitted assign(s), is entitled to receive dividends and other distributions received by the Trustee upon the number of shares of capital stock of the Company in respect of which this Certificate is issued, other than dividends or other distributions received by the Trustee in common or other shares of capital stock of the Company having general voting powers.
Any such Common or other shares of capital stock having general voting powers shall be represented by voting trust certificates, in form similar hereto. Until the Trustees have delivered the stock held under such Voting Trust Agreement to the holders of the Voting Trust Certificates, as specified in such Voting Trust Agreement, the Trustee shall possess and shall be entitled to exercise all rights and powers of an absolute owner of such shares, including the right to vote thereon for every purpose, and to execute consents in respect thereof for every purpose, subject to such limitations as shall be provided in the Voting Trust Agreement, it being expressly stipulated that no voting right passes to the owner hereof under this Certificate or any agreement, expressed or implied.

     This Certificate is issued, received, and held hereunder, and the rights of the owner hereof are subject to, the terms of the Voting Trust Agreement, copies of which, and every agreement amending or supplementing the same, are on file in the principal office of the Company in New York, New York, and all of which shall be open to the inspection of any stockholder of the Company, or any permitted beneficiary of the trust under such agreement, daily, upon reasonable notice during normal business hours. All of the provisions of which Voting Trust Agreement the holder of this Certificate, by acceptance hereof, assents.

     If any dividend or distribution in cash or stock of the Company not having general voting powers is received by the Trustees, the Trustees shall distribute the same to the registered holder of the Voting Trust Certificate on the date of such distribution, or the registered Certificate holder at the close of business on the date fixed by the Trustees for taking a record to determine the Certificate holders entitled to such distribution. Such distribution shall be made to the Certificate holders ratably in accordance with the number of shares represented by Shares Deposited as set forth in their respective voting trust certificates. Any (i) dividends consisting of voting stock or (ii) distributions of or conversions into additional voting shares with respect to the Shares Deposited shall be issued in the name of the Trustees as additional deposits under the Voting Trust Agreement and the Trustees shall issue additional voting trust certificates therefor.

     Stock certificates issued in the name of the Depositor or his or her designee and representing the number of shares of capital stock then represented by this Certificate shall be due and deliverable hereunder upon the termination of such Voting Trust Agreement as provided therein.

     The Voting Trust Agreement shall continue in full force and effect for the term provided in the Voting Trust Agreement.

     THIS VOTING TRUST CERTIFICATE IS SUBJECT TO LIMITATIONS ON
TRANSFER SET FORTH IN THE VOTING TRUST AGREEMENT AND MAY ONLY BE
TRANSFERRED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE
VOTING TRUST AGREEMENT.

     IN WITNESS WHEREOF, the Trustees have executed this Certificate this ____ day of ___________________, 1997.

                              TRUSTEES:


                              ___________________________________


                              ___________________________________


                              ___________________________________


EXHIBIT 11.1

                                                       Year Ended July 31,
                                                   --------------------------
                                                       1997           1998
                                                   ------------   ------------
Net (loss) attributable to common shareholders     $(3,068,066)   $(2,997,181)
                                                   ------------   ------------
Weighted average number of Class A common
 shares outstanding                                    725,135        944,735
Weighted average number of Class B common
 shares outstanding                                    281,094        130,983
Less escrow shares                                    (156,249)             0
                                                   ------------   ------------
Weighted average number of common shares
 - basic and diluted                                   849,980      1,075,718
                                                   ------------   ------------
Basic and diluted (loss) per common share          $     (3.61)   $     (2.79)




ANNEX C



                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 10-QSB
                               _____________


[X]  QUARTERLY REPORT UNDER SECTION 13 or 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

For the quarter ended October 31, 1998

[ ]  TRANSITION REPORT UNDER SECTION 13 or 15(d) OF THE EXCHANGE
     ACT FOR THE TRANSITION PERIOD FROM _____ TO _____



                        Commission File No. 000-24996


                        INTERNET COMMERCE CORPORATION
     (Exact name of small business issuer as specified in its charter)


Delaware                                                  13-3645702
-----------------------------------------           ----------------------
(State or Other Jurisdiction of                        (I.R.S. Employer
 Incorporation or organization)                     Identification Number)


805 Third Avenue  9th flr, New York, NY                      10022
-----------------------------------------           ----------------------
(Address of principal executive offices)                  (Zip Code)


(212) 271-7640
-----------------------------------------
(Issuer's telephone number)


Infosafe Systems, Inc.
-----------------------------------------
(Former name, normer address and former
fiscal year, if changed since last report)

     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                     Yes__X__               No_____


     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

     Class                                   Outstanding at October 31, 1998:
     ------------------------------------    ---------------------------------
     Class A Common Stock, $.01 par value               1,282,386 shares

     Class B Common Stock, $.01 par value                 194,397 shares



                 Traditional Small Business Disclosure Format

                        Yes__X__                 No_____




                           INDEX TO FORM 10-QSB

                                                                  PAGE
                                                                 ------
PART I.  FINANCIAL INFORMATION

Item 1.  Financial Statements

Condensed Balance Sheets as of July 31, 1998 and
     October 31, 1998  (Unaudited)                                   3

Condensed Statements of Operations for the Three Months
     ended October 31, 1997 and October 31, 1998 (Unaudited)
     and for the period November 18, 1991 (Inception) through
     October 31, 1998  (Unaudited)                                   4

Condensed Statements of Cash Flows for the
     Three Months ended October 31, 1997 and October 31, 1998
     (Unaudited) and for the period November 18, 1991
     (Inception) to October 31, 1998 (Unaudited)                     5

Notes to Financial Statements                                      6-7

Item 2.  Management's Discussion and Analysis of Financial
     Condition and Results of Operations                           7-9

PART II.  OTHER INFORMATION

Item 1.  Legal Proceedings                                          10

Item 6.  Exhibits and Reports on Form 8-K                           10

SIGNATURES                                                          11








                       INTERNET COMMERCE CORPORATION
                       (a development stage company)

                         CONDENSED BALANCE SHEETS

                                                                             July 31, 1998      October 31, 1998
                                                                               (audited)          (unaudited)
                                                                            ---------------     ----------------
ASSETS
Current assets
    Cash and cash equivalents                                               $      178,287      $      112,877
    Accounts receivable                                                              7,231               6,669
    Prepaid expenses and other assets                                              100,882              38,406
                                                                            ---------------     ----------------
        Total current assets                                                       286,400             157,952

Fixed assets                                                                       533,188             485,974
Software development costs                                                         714,298             714,164
Other assets                                                                         1,200               1,200
Goodwill, net                                                                                          457,317
                                                                            ---------------     ----------------
        Total assets                                                        $    1,535,086      $    1,816,607


LIABILITIES
Current liabilities:
    Accounts payable                                                       $       575,031      $      627,034
    Bridge notes, net of debt discount                                             232,557             518,084
    Notes payable                                                                                      157,649
    Capital lease obligation                                                        84,505              88,113
    Accrued expenses                                                               308,646             628,786
                                                                           ----------------     ----------------
        Total current liabilities                                                1,200,739           2,019,666
                                                                           ----------------     ----------------

Capital lease obligation - less current portion                                    196,887             173,459

                                                                           ----------------     ----------------
        Total liabilities                                                        1,397,626           2,193,125
                                                                           ----------------     ----------------

Redeemable Common Stock                                                              5,729               5,729




STOCKHOLDERS' EQUITY
Common stock:
    Class A - par value $.01 per share, 40,000,000 shares authorized, one vote per share; 947,951 shares issued and outstanding
     at July 31, 1998 and 1,282,386 shares issued and outstanding
     at October 31, 1998                                                             9,480              12,825
    Class B - par value $.01 per share, 2,000,000 shares authorized,
     six votes per share; 194,397 shares issued and outstanding                      1,944               1,944
Additional paid-in capital                                                      14,532,208          15,106,015
Notes receivable                                                                  (112,500)           (112,500)
(Deficit) accumulated during development stage                                 (14,299,401)        (15,390,531)
                                                                           ----------------     ----------------
        Total stockholder's equity                                                 131,731            (382,247)
                                                                           ----------------     ----------------

        Total liabilities and stockholders' equity                         $     1,535,086      $    1,816,607
                                                                           ----------------     ----------------

     Attention is directed to the accompanying notes to financial statments






                            INTERNET COMMERCE CORPORATION
                            (a development stage company)

                         Condensed Statements of Operations
                                     (Unaudited)

                              For the Three Months              Period From
                                Ended October 31,            November 18, 1991
                          -----------------------------     (Inception) through
                               1997            1998          October 31, 1998
                          -----------------------------     -------------------
Revenue:

   License Fees                                             $      350,000

   Services                                $     9,296              26,777

   Other                  $     3,150                              261,163
                          ------------     ------------     -------------------
      Total                     3,150            9,296             637,940
                          ------------     ------------     -------------------

Expenses:

   Cost of revenue              2,308            5,010             261,724

   Operating expenses         504,152        1,021,660          14,281,674

   Write-down of assets                                          1,155,091
                          ------------     ------------     -------------------
      Total                   506,460        1,026,670          15,698,489
                          ------------     ------------     -------------------
Operating (loss)             (503,310)      (1,017,374)        (15,060,549)
                          ------------     ------------     -------------------

Interest and investment
 income                        41,887            4,767             577,003

Settlement expense                                                (394,828)

Minority interest                                                    1,000

Interest expense                 (253)         (78,523)           (504,757)
                          ------------     ------------     ------------------
Net (loss)                $  (461,676)     $(1,091,130)     $  (15,382,131)
                          ------------     ------------     ------------------
Basic and diluted (loss)
 per common share         $     (0.43)     $     (0.85)
                          ------------     ------------
Weighted average number
 of common shares           1,062,348        1,276,849
                          ------------     ------------

Outstanding - basic and
 diluted (loss)
 per share

   Attention is directed to the accompanying notes to finincial statements





                        INTERNET COMMERCE CORPORATION
                        (a development  stage company)

                      Condensed Statements of Cash Flows
                                 (Unaudited)

                                                      For the Three Months               Period From
                                                        Ended October 31,             November 18, 1991
                                                 -------------------------------     (Inception) through
                                                      1997              1998          October 31, 1998
                                                 -------------------------------     -------------------
Cash flows from operating activities:
    Net (loss)                                  $    (461,676)     $ (1,091,130)     $   (15,382,131)
    Adjustments to reconcile net (loss) to
     net cash (used in) operating activities:
        Write-down of assets                                                               1,155,091
        Other net cash provided by (used in)
         operating activities                         (86,226)          669,315            2,950,627
                                                --------------     -------------     -------------------
            Net cash (used in) operating
             activities                              (547,902)         (421,815)         (11,276,413)
                                                --------------     -------------     -------------------

Cash flows from investing activities:
    Purchases of marketable securities               (499,726)                           (16,083,295)
    Sales of marketable securities                  1,090,317                             16,083,295
    Capitalization of software development
     costs                                                                                  (921,188)
    Other investing activities                       (260,328)                            (1,814,637)
                                                --------------     -------------     -------------------
            Net cash provided by (used in)
             investing activities                     330,263                             (2,735,825)
                                                --------------     -------------     -------------------

Cash flows from financing activities:
    Proceeds from issuance of common stock                                                16,075,260
    Costs in connection with sale of
     common stock                                                                         (2,912,671)
    Payment of purchase agreement                     (15,000)                              (212,840)
    Exercise of warrants and options                                                         424,895
    Proceeds from bridge notes and notes
     payable                                                            455,000            2,250,000
    Payment of bridge loan                                                                (1,500,000)
    Payment of deferred financing costs                                                     (224,919)
    Proceeds form financing lease                                                            340,715
    Other financing activities                         (2,489)          (98,595)            (115,325)
                                                --------------     -------------     -------------------
            Net cash provided by (used in)
             financing activities                     (17,489)          356,405           14,125,115
                                                --------------     -------------     -------------------

Net increase (decrease) in cash and cash
 equivalents                                         (235,128)          (65,410)             112,877

Cash and cash equivalents, beginning
 of period                                            392,860           178,287
                                                --------------     -------------     -------------------

Cash and cash equivalents, end of period        $     157,732      $    112,877      $       112,877
                                                --------------     -------------     -------------------

Supplemental schedule of noncash investing
 and financing activities:
     Debt discount in connection with
      bridge loan                                                        78,775
     Goodwill                                                           470,383



    Attention is directed to the accompanying notes to financial statements








                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE A - BASIS OF PRESENTATION AND THE COMPANY:

[1]     Basis of presentation:

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 3 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended October 31, 1998 are not necessarily indicative of the results that may be expected for the year ending July 31, 1999.

The balance sheet at July 31, 1998 has been derived from the audited consolidated financial statements at that date, but does not include all the footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the audited financial statements and footnotes thereto included in the Form 10-KSB for the Company's fiscal year ended July 31, 1998.

[2]     The Company:

Internet Commerce Corporation (the "Company" or "ICC"), formerly Infosafe Systems, Inc. is a development stage company, engaged in the design, development and marketing of systems for securing, controlling, delivering and auditing electronic documents and files primarily over the Internet. The Company believes that its technology and methods address critical areas of electronic commerce and it is seeking to position itself as an independent third party to authenticate, certify, validate, authorize, and deliver secure transactions for electronic information.

The acquisition of the 16.7% of its majority owned subsidiary
("ICCSUB" or the subsidiary"), not previously held by the Company was completed during the first fiscal quarter. A total of 334,435 shares of Class A Common Stock is issuable to the former minority owners of ICCSUB as a result of this acquisition. The acquisition was accounted for as a purchase of a minority interest.


NOTE B - GOODWILL:

The Company recorded $470,383 in goodwill, as a result of the acquisition of ICCSUB. The Company valued the acquisition of ICCSUB at the market value of the Class A Common Stock on the date of the transaction. The goodwill, which represents the excess of purchase price over fair value of net assets acquired, is being amortized on a straight-line basis over 3 years. Accumulated amortization as of October 31, 1998 was $13,066.


NOTE C - BRIDGE NOTES:

The Company had $595,000 of Bridge Notes outstanding as of October 31, 1998. The accrued interest at fiscal quarter end was $13,166. In connection with the issuance of the Bridge Notes, 178,500 Bridge Warrants to purchase shares of Class A Common Stock have become issuable. The Company has valued these warrants using the Black-Scholes pricing model at $150,578, which are being treated as debt discount and amortized over the term of the notes. Subsequent to fiscal quarter end, the Company has received and accepted an additional $300,000 of Bridge Notes.


NOTE D - NOTES PAYABLE:

The Company has issued $155,000 in Notes Payable, accruing interest at a rate of 10% per annum, $100,000 is due to family members of an officer of the Company, $5,000 is due to an officer of the Company and $50,000 is due to an unaffiliated party. The accrued interest at fiscal quarter end was $2,648. Subsequent to fiscal quarter end, the unaffiliated party converted $50,000 of the Notes Payable into the Bridge Notes. The remaining notes are due from November 30 to December 30, 1998.


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Except for the description of historical facts contained herein, this Form 10-QSB contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, such as (i) the Company's ability to obtain financing expected to be required during the fiscal year ending July 31, 1999, or (ii) that the Company will ever achieve profitable operations, as detailed herein under "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" and from time to time in the Company's filings with Securities and Exchange Commission and elsewhere. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. The Company's actual results could differ materially from those discussed herein.

Overview

The Company is a development stage company, engaged in the design, development and marketing of systems for securing, controlling, delivering and auditing electronic documents and files primarily over the Internet. The Company believes its technology and methods address critical areas of electronic commerce and is seeking to position itself as an independent third party to authenticate, certify, validate, authorize, and deliver secure transactions for electronic information. From November 18, 1991 (inception) to October 31, 1998, the Company recognized revenues of approximately $638,000 and had an accumulated deficit of approximately $15 million. The Company has continued to operate at a deficit since inception and expects to continue to operate at a deficit until such time, if ever, as operations generate sufficient revenues to cover costs. The Company's ability to generate revenues and operate profitably and continue as a going concern, is dependent on its ability to market the CommerceSense System it has developed and its ability to raise the necessary additional operating funds. The likelihood of the success of the Company must be considered in light of the difficulties and risks inherent in a new business. There can be no assurance that revenues will increase significantly in the future or that the Company will ever achieve profitable operations.

The Company anticipates that it will need approximately $500,000 in additional proceeds from the Bridge Financing or other sources to continue its operations through the end of December 1998. In the event that the Company does not raise necessary amount from the Bridge Financing, it will seek alternative sources of funding, including a private placement of equity securities or one or more strategic venture partners.

As of October 31, 1998, the Company had received and accepted subscription for the purchase of $595,000 of Bridge Units from individual accredited investors. As of November 13, 1998, the company has received and accepted $895,000 of Bridge Units from accredited investors.

The Company has issued $155,000 in Notes Payable, accruing interest at a rate of 10% per annum, $100,000 is due to family members of an officer of the Company, $5,000 is due to an officer of the Company and $50,000 is due to an unaffiliated party. Subsequent to the end of the fiscal quarter, the unaffiliated party converted $50,000 of the Notes Payable into the Bridge Notes.

The Company has incurred substantial losses since inception and anticipates losses to continue through the fiscal year ending July 31, 1999 ("fiscal 1999") as the Company attempts to expand commercial markets for CommerceSense. Although management believes that the Company will be successful in develop and marketing CommerceSense, there can be no assurance that it will be able to do so or that its present resources or access to additional financing will be adequate, if available at all, to achieve these objectives or to continue as a going concern.

Results of Operations

Three Months Ended October 31, 1998 Compared with Three Months
Ended October 31, 1997.

Revenues were approximately $9,000 and $3,000, respectively, for the three months ended October 31, 1998 (the "1999 Quarter"), and for the three months ended October 31, 1997 (the "1998 Quarter"). The 1999 revenues were generated by CommerceSense.

Operating expenses increased from $504,000 for the 1998 Quarter to $1,022,000 for the 1999 Quarter. The increase of $518,000 is attributable to an increase in technical costs of over $223,000 that were not present in the 1998 Quarter, an increase of $155,000 of legal expenses, $65,000 in accrued settlement expenses related to the Nagel arbitration and other increases in expenditures in support of the CommerceSense service not present in the 1998 Quarter. The Nagel settlement was for a total of $122,650, payable on or about December 4, 1998, the Company had previously accrued approximately $58,000 in a prior period.

The Company had income from investments of $5,000 for the 1999
Quarter and $42,000 for the 1998 Quarter. The decrease was due to an decrease in average balances of the Company's investment securities for the period.

Interest expense was $79,000 in the 1999 Quarter compared to $300 in the 1998 Quarter. The interest expense increase is attributed to debt discount amortization related to Bridge Note Warrants and the financing of a capital lease.

The net loss for the 1999 Quarter was $1,091,000 compared to $461,700 for the 1998 Quarter. Management believes that losses will continue through fiscal 1999 as the Company is still in the development stage and is in the process of commercializing and marketing its new service.

Liquidity and Capital Resources

The Company has incurred substantial losses since inception.
Although no assurance can be given, the Company anticipates that revenues will continue to be generated, although as a result of increased expenses associated with any such revenues, losses may increase, or the decrease in losses realized in fiscal 1999 may not be comparable to fiscal 1998. At October 31, 1998, the Company had a negative working capital of approximately ($1.9 million). The Company has financed its operations through private placements during fiscal 1994, its initial public offering during fiscal 1995 (the "IPO"), a private placement in March 1997, and a private placement of Bridge Note Units during fiscal 1998 and 1999. The Company anticipates losses through fiscal 1999, as the Company attempts to expand commercial markets for CommerceSense. The Company does not have sufficient financial resources to continue its operations beyond December 1998, without obtaining additional financing. There can be no assurance that the Company will be able to obtain the necessary financing or to generate sufficient revenue to continue its operations and continue as a going concern. Any additional equity financing would be dilutive to stockholders, and debt financing, if available, may contain covenants that might restrict the Company's ability to implement its current objectives.

The Company has a net operating loss carryforward of approximately $15 million to offset any future taxable income for federal tax purposes. The utilization of the loss carryforward to reduce any such future income taxes will depend on the Company's ability to generate sufficient taxable income prior to the expiration of the net operating loss carryforwards. The carryforward expires from 2007 to 2013. The Internal Revenue Code of 1986, as amended, generally contains provisions which limit the use of available net operating loss carryforwards in any given year should significant changes (greater than 50%) in ownership interests occur. Due to the IPO, the net operating loss carryover of approximately $1,900,000 incurred prior to the IPO will be subject to an annual limitation of approximately $400,000 until that portion of the net operating loss is utilized or expires.



                             PART II


Item 1:  Legal Proceedings

The Company commenced arbitration against its former Vice President and Director of Technology, Robert Nagel ("Nagel"), on May 29, 1997, for fraud, breach of his employment contract, breach of the duties of obedience and loyalty and misappropriation of corporate opportunity. Nagel denied the claims and served a counterclaim alleging breach of the employment agreement, discrimination on the basis of his blindness, defamation, and violation of the Federal Wiretapping Act and the Federal Eavesdropping Act. The damages sought by Nagel against the Company was for approximately $1,000,000, excluding interest, costs and attorney's fees. The Company believed that it had a meritorious case against Nagel and strong defenses to Nagel's counterclaims. Nonetheless, the arbitrators found in favor of Nagel and awarded Nagel $122,650, payable on or about December 4, 1998.

Item 6:  Exhibits and Reports on Form 8-K

(a)      Exhibit(s).

Number     Description                 Method of Filing
------     -----------------------     ---------------------------
  27       Financial Data Schedule     Filed with this Form 10-QSB


(b)      Reports on Form 8-K

There were no reports on Form 8-K filed for the quarter ended October 31, 1998.





                            SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


INTERNET COMMERCE CORPORATION
-----------------------------
       (Registrant)

Date: November 19, 1998        By:  /s/ Richard J. Berman
                                    -------------------------------------------
                                    Richard J. Berman, Chief Executive Officer,
                                     Chairman of the Board of Directors
                                     (Principal Executive Officer)

Date: November 19, 1998        By:  /s/ Walter M. Psztur
                                    -------------------------------------------
                                    Walter M. Psztur, V.P. Finance &
                                     Administration (Chief Financial Officer,
                                     Principal Accounting Officer & Secretary)